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                                                                     EXHIBIT 4.9

                                                                  CONFORMED COPY

                                12 FEBRUARY 2004

                               STOLT OFFSHORE S.A.

               THE SOSA GROUP COMPANIES NAMED IN SCHEDULE 1 HERETO

              THE FINANCIAL INSTITUTIONS NAMED IN SCHEDULE 2 HERETO

                 DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA) as 440 Facility Agent and 440 Security Trustee

                   NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH
               as 55/45 Facility Agent and 55/45 Security Trustee

                 DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA)
                  as 44 Facility Agent and 44 Security Trustee

                 DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA)
                               as 28 Finance Party

                                  HSBC BANK PLC
                  as Bonding Agent and Bonding Security Trustee

                                       and

                                  HSBC BANK PLC
                               as Security Trustee

              ----------------------------------------------------

                 INTERCREDITOR, OVERRIDE AND SECURITY TRUST DEED

                                   relating to

                               STOLT OFFSHORE S.A.

              ----------------------------------------------------

                             WEIL, GOTSHAL & MANGES
                         One South Place London EC2M 2WG
                            Tel: +44 (0) 20 7903 1000
                           Fax: +44 (0) 20 7903 0990
                                  www.weil.com
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                                TABLE OF CONTENTS

                                                                            Page

1    DEFINITIONS AND INTERPRETATION...........................................1

2    SECURITY TRUSTEE........................................................12

3    PRIORITIES..............................................................23

4    ENFORCEMENT OF SECURITY; DISPOSITION OF COLLATERAL......................24

5    APPLICATION OF PROCEEDS.................................................30

6    OVERRIDE PROVISIONS.....................................................31

7    CERTAIN UNDERTAKINGS OF THE SECURED PARTIES.............................34

8    SUBORDINATION OF OBLIGOR INTERCOMPANY DEBT..............................34

9    TERMINATION.............................................................35

10   ACKNOWLEDGEMENT BY THE SECURITY PARTIES.................................5

11   ADMINISTRATION OF REGULATED SECURITY DOCUMENTS..........................5

12   CHANGES TO THE PARTIES.................................................36

13   ENTIRE AGREEMENT.......................................................36

14   WAIVERS AND VARIATIONS.................................................36

15   PARTIAL INVALIDITY.....................................................37

16   FACILITIES.............................................................37

17   TIME AND INDULGENCE....................................................37

18   NO PREJUDICE...........................................................37

19   FUTURE BONDING - FURTHER ASSURANCE AND CONSENT.........................38

20   AMENDMENTS.............................................................38

21   NOTICES................................................................38

22   COUNTERPARTS...........................................................39

23   GOVERNING LAW AND JURISDICTION.........................................39

SCHEDULE 1 THE SOSA GROUP COMPANIES.........................................41

SCHEDULE 2 THE FINANCIAL INSTITUTIONS.......................................42

SCHEDULE 3 SECURITY DOCUMENTS...............................................45

SCHEDULE 4 THE SECURITY ASSETS..............................................56

SCHEDULE 5 EXISTING BILATERAL BONDING AGREEMENTS............................58

SCHEDULE 6 FORM OF ACCESSION AGREEMENT......................................62

                                       i
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                                TABLE OF CONTENTS

                                   (continued)

                                                                            Page
SCHEDULE 7 NEW FINANCIAL COVENANTS...........................................64

                                       ii
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THIS INTERCREDITOR, OVERRIDE AND SECURITY TRUST DEED is made on 12 February 2004

AMONG:

(1) STOLT OFFSHORE S.A. a "societe anonyme holding" incorporated under the laws of Luxembourg with its registered office at 26 rue Louvigny, L-1946 Luxembourg, registered at the R.C.S. Luxembourg under number B43.172 ("SOSA");

(2)  THE SOSA GROUP COMPANIES listed in Schedule 1 to this Deed;

(3)  THE FINANCIAL INSTITUTIONS listed in Schedule 2 to this Deed;

(4) DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA) in its capacities as 440 Facility Agent and 440 Security Trustee (each as defined below);

(5) NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH in its capacities as 55/45 Facility Agent and 55/45 Security Trustee (each as defined below);

(6) DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA) in its capacities as 44 Facility Agent and 44 Security Trustee (each as defined below);

(7) DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA) in its capacity as 28 Finance Party (as defined below);

(8) HSBC BANK PLC in its capacities as Bonding Agent and Bonding Security Trustee (each as defined below); and

(9) HSBC BANK PLC in its capacity as security trustee for the Secured Parties under the New Security Documents (each as defined below).

AND WITNESS as follows:

1    DEFINITIONS AND INTERPRETATION

1.1  Definitions

In this Deed the following terms shall have the following meanings:

"Accession Agreement" means, in respect of any permitted assignee, permitted transferee or successor in title of any Secured Party, Agent or Trustee, a deed of accession to this Deed in the form set out in Schedule 6;

"Agents" means, collectively, the 440 Facility Agent, the 55/45 Facility Agent, the 44 Facility Agent and the Bonding Agent and "Agent" means any of them as the context may require;

"Bonding Agent" means HSBC Bank plc in its capacity as facility agent under the Bonding Facility Agreement, or such other person as may replace HSBC Bank plc as facility agent thereunder from time to time in accordance with the provisions of Clause 14.23 of the Bonding Facility Agreement and who shall have executed an Accession Agreement;
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"Bonding Banks" means the financial institutions each named as a "Bank" in the
Bonding Facility Agreement;

"Bonding Facility Agreement" means the $100,000,000 secured bank guarantee facility agreement dated [10 February], 2004 between SOSA as a guarantor, the indemnifiers and other guarantors named therein, HSBC Bank plc as arranger, HSBC Bank plc, Credit Lyonnais and DnB Nor Bank ASA as issuing banks, the Bonding Banks, the Bonding Facility Agent and the Bonding Security Trustee;

"Bonding Finance Documents" means, collectively, the Bonding Facility Agreement, the New Security Documents, and any other document which is a Facility Document for the purposes of and as defined in the Bonding Facility Agreement, and "Bonding Finance Document" means any of them as the context may require;

"Bonding Finance Parties" means, collectively, the Bonding Agent, the Bonding Security Trustee, the Security Trustee, the Issuing Banks and the Bonding Banks identified in Part D of Schedule 2 together with any other person who becomes a Finance Party for the purposes of and as defined in the Bonding Facility Agreement and who executes an Accession Agreement to this Deed, and "Bonding Finance Party" means any of them as the context may require;

"Bonding Outstandings" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Security Parties to the Bonding Finance Parties (or any of them) under or arising out of the Bonding Finance Documents (or any of them) or any replacement or refinancing of such obligations and liabilities, together with all outgoings, costs, charges, expenses and liabilities reasonably and properly incurred by any of the Bonding Finance Parties or on their behalf (including by any Receiver appointed by them or on their behalf) in connection with the preservation and/or enforcement of its rights under the New Security Documents but excluding such obligations and liabilities that arise as a result or consequence of any amendment, amendment and restatement, variation or supplement to the Bonding Finance Documents (or any of them) or any replacement or refinancing of such obligations and liabilities the result of which is to increase the principal amount of the Indebtedness of the Security Parties to the Bonding Finance Parties under the Bonding Finance Documents above the level of Indebtedness contemplated by the Bonding Finance Documents at the date hereof (such excluded obligations and liabilities, the "Excess Bonding Outstandings") and provided always that any Excess Bonding Outstandings shall not exceed $100,000,000;

"Bonding Security Trustee" means HSBC Bank plc in its capacity as security trustee under the Bonding Facility Agreement, or such other person as may replace HSBC Bank plc as security trustee thereunder from time to time in accordance with the provisions of Clause 14.23 of the Bonding Facility Agreement and who shall have executed an Accession Agreement;

"Business Day" means a day (not being a Saturday or a Sunday or a public holiday) on which banks are open for general banking business in London, New York, Paris and Oslo;

"Controlling Beneficiaries" means, at the time of determination, that class of Secured Parties which at such time stands to receive payment in priority to all other Secured Parties at such time by virtue of the provisions of Clause 2.3 (other than amounts payable to the

                                       2
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Security Trustee (or other person) pursuant to clause first thereof); "Covered
Bilateral Bond Exposure" means a Bonding Bank's exposure under the Existing Bilateral Bonding Agreements to which is it a party and "Covered Bilateral Bond Exposures" means the aggregate of such exposures;

"Excess Bonding Outstandings" has the meaning set forth in the definition of Bonding Outstandings;

"Excess 55/45 Outstandings" has the meaning set forth in the definition of 55/45 Outstandings;

"Excess 44 Outstandings" has the meaning set forth in the definition of 44 Outstandings;

"Excess 440 Outstandings" has the meaning set forth in the definition of 440 Outstandings;

"Excess 28 Outstandings" has the meaning set forth in the definition of 28 Outstandings;

"Existing Bilateral Bonding Agreements" means, collectively, those bilateral bonding agreements described in Schedule 5, and "Existing Bilateral Bonding Agreement" means any of them as the context may require;

"Existing Facilities" means the facilities provided by the Existing Facility Agreements and "Existing Facility" means any of them as the context may require;

"Existing Facility Agreements" means the 55/45 Facility Agreement, the 440 Facility Agreement, the 44 Facility Agreement and the 28 Facility Agreement;

"Existing Security Documents" means, collectively, the Existing 28 Security Documents, the Existing 44 Security Documents, the Existing 440 Security Documents and the Existing 55/45 Security Documents;

"Existing 55/45 Security Documents" means, collectively, those documents described in Part B of Schedule 3, and "Existing 55/45 Security Document" means any of them as the context may require;

"Existing 44 Security Documents" means, collectively, those documents described in Part C of Schedule 3, and "Existing 44 Security Document" means any of them as the context may require;

"Existing 440 Security Documents" means, collectively, those documents described in Part A of Schedule 3, and "Existing 440 Security Document" means any of them as the context may require;

"Existing 28 Security Documents" means, collectively, those documents described in Part D of Schedule 3, and "Existing 28 Security Document" means any of them as the context may require;

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"55/45 Discharge Date" means the earliest date on which both:

(a) none of the Security Parties has any liability, actual or contingent, to any of the 55/45 Finance Parties under the 55/45 Finance Documents; and

(b) none of the 55/45 Finance Parties has any liability, actual or contingent, to make any further facilities or extensions of credit available to SOSA or any other member of the SOSA Group (including pursuant to any obligation to issue bank guarantees or letters of credit on behalf of and/or at the request of SOSA or any other member of the SOSA Group) under any 55/45 Finance Document;

"55/45 Facility Agent" means Nordea Bank Norge ASA, Grand Cayman Branch in its capacity as facility agent under the 55/45 Facility Agreement, or such other person as may replace Nordea Bank Norge ASA, Grand Cayman Branch as facility agent thereunder from time to time in accordance with the provisions of Clause
11.22 of the 55/45 Facility Agreement and who shall have executed an Accession Agreement to this Deed;

"55/45 Facility Agreement" means the amended and restated US$55,000,000 secured multi-currency revolving loan facility and the US$45,000,000 bank guarantee facility agreement dated 9 July 2002 among Stolt Finance as borrower, SOSA as guarantor, Citibank, N.A., DnB Nor Bank ASA (formerly Den norske Bank ASA), HSBC Bank plc, ING Capital LLC and Nordea Bank Norge ASA, Grand Cayman Branch as banks and Nordea Bank Norge ASA, Grand Cayman Branch as facility agent and security trustee;

"55/45 Finance Documents" means, collectively, the 55/45 Facility Agreement, the Existing 55/45 Security Documents and any other document which is a Security Document for the purposes of and as defined in the 55/45 Facility Agreement, and "55/45 Finance Document" means any of them as the context may require;

"55/45 Finance Parties" means, collectively, the 55/45 Facility Agent, the 55/45 Security Trustee and those persons identified in Part B of Schedule 2 together with any other person who becomes a Finance Party for the purposes of and as defined in the 55/45 Facility Agreement and who executes an Accession Agreement to this Deed, and "55/45 Finance Party" means any of them as the context may require;

"55/45 Outstandings" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Security Parties to the 55/45 Finance Parties (or any of them) under or arising out of the 55/45 Finance Documents (or any of them) or any replacement or refinancing of such obligations and liabilities, together with all outgoings, costs, charges, expenses and liabilities reasonably and properly incurred by any of the 55/45 Finance Parties or on their behalf (including by any Receiver appointed by them or on their behalf) in connection with the preservation and/or enforcement of its rights under the Existing 55/45 Security Documents provided that such amendment, amendment and restatement, variation or supplement to the 55/45 Finance Documents (or any of them) or any replacement or refinancing of the obligations and liabilities thereunder does not increase the principal amount of the Indebtedness of the Security Parties to the 55/45 Finance Parties under the 55/45 Finance Documents above the level of Indebtedness contemplated by the 55/45 Finance Documents at the date hereof (such excluded obligations and liabilities, the "Excess 55/45 Outstandings");

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"55/45 Security Assets" means those assets identified in Part B of Schedule 4;

"55/45 Security Trustee" means Nordea Bank Norge ASA, Grand Cayman Branch in its capacity as security trustee under the 55/45 Facility Agreement and the Existing 55/45 Security Documents, or such other person as may replace Nordea Bank Norge ASA, Grand Cayman Branch as security trustee for the purposes thereof from time to time in accordance with the provisions of Clause 11.22 of the 55/45 Facility Agreement and who shall have executed an Accession Agreement to this Deed;

"Finance Documents" means, collectively, the 44 Finance Documents, the 440 Finance Documents, the 55/45 Finance Documents, the 28 Finance Documents, the Existing Bilateral Bonding Agreements and the Bonding Finance Documents and "Finance Document" means any of them as the context may require;

"44 Discharge Date" means the earliest date on which both:

(a) none of the Security Parties has any liability, actual or contingent, to any of the 44 Finance Parties under the 44 Finance Documents; and

(b) none of the 44 Finance Parties has any liability, actual or contingent, to make any further facilities or extensions of credit available to SOSA or any other member of the SOSA Group (including pursuant to any obligation to issue bank guarantees or letters of credit on behalf of and/or at the request of SOSA or any other member of the SOSA Group) under any 44 Finance Document;

"44 Facility Agent" means DnB Nor Bank ASA (formerly Den norske Bank ASA) in its capacity as facility agent under the 44 Facility Agreement, or such other person as may replace DnB Nor Bank ASA as facility agent thereunder from time to time in accordance with the provisions of Clause 11.22 of the 44 Facility Agreement and who shall have executed an Accession Agreement to this Deed;

"44 Facility Agreement" means the US$44,000,000 secured bank guarantee facility agreement dated 21 August 2003 among Stolt Finance as indemnifier, SOSA as guarantor, Citibank, N.A., DnB Nor Bank ASA (formerly Den norske Bank ASA), HSBC Bank plc and Nordea Bank Norge ASA, Grand Cayman Branch as banks and DnB Nor Bank ASA (formerly Den norske Bank ASA) as facility agent and security trustee;

"44 Finance Documents" means, collectively, the 44 Facility Agreement, the Existing 44 Security Documents and any other document which is a Security Document for the purposes of and as defined in the 44 Facility Agreement, and "44 Finance Document" means any of them as the context may require;

"44 Finance Parties" means, collectively, the 44 Facility Agent, the 44 Security Trustee and those persons identified in Part C of Schedule 2 together with any other person who becomes a Finance Party for the purposes of and as defined in the 44 Facility Agreement and who executes an Accession Agreement to this Deed, and "44 Finance Party" means any of them as the context may require;

"44 Outstandings" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the

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Security Parties to the 44 Finance Parties (or any of them) under or arising out of the 44 Finance Documents (or any of them) or any replacement or refinancing of such obligations and liabilities, together with all outgoings, costs, charges, expenses and liabilities reasonably and properly incurred by any of the 44 Finance Parties or on their behalf (including by any Receiver appointed by them or on their behalf) in connection with the preservation and/or enforcement of its rights under the Existing 44 Security Documents provided that such amendment, amendment and restatement, variation or supplement to the 44 Finance Documents (or any of them) or any replacement or refinancing of the obligations and liabilities thereunder does not increase the principal amount of Indebtedness of the Security Parties to the 44 Finance Parties under the 44 Finance Documents above the level of Indebtedness contemplated by the 44 Finance Documents at the date hereof (such excluded obligations and liabilities, the "Excess 44 Outstandings");

"44 Security Assets" means those assets identified in Part C of Schedule 4;

"44 Security Trustee" means DnB Nor Bank ASA (formerly Den norske Bank ASA) in its capacity as security trustee under the 44 Facility Agreement and the Existing 44 Security Documents, or such other person as may replace DnB Nor Bank ASA as security trustee for the purposes thereof from time to time in accordance with the provisions of Clause 11.22 of the 44 Facility Agreement and who shall have executed an Accession Agreement to this Deed;

"440 Discharge Date" means the earliest date on which both:

(a) none of the Security Parties has any liability, actual or contingent, to any of the 440 Finance Parties under the 440 Finance Documents; and

(b) none of the 440 Finance Parties has any liability, actual or contingent, to make any further facilities or extensions of credit available to SOSA or any other member of the SOSA Group (including pursuant to any obligation to issue bank guarantees or letters of credit on behalf of and/or at the request of SOSA or any other member of the SOSA Group) under any 440 Finance Document;

"440 Facility Agent" means DnB Nor Bank ASA (formerly Den norske Bank ASA) in its capacity as facility agent under the 440 Facility Agreement, or such other person as may replace DnB Nor Bank ASA as facility agent thereunder from time to time in accordance with the provisions of Clause 11.22 of the 440 Facility Agreement and who shall have executed an Accession Agreement to this Deed;

"440 Facility Agreement" means the US$440,000,000 secured multi-currency revolving loan facility agreement dated 22 September 2000 among Stolt Finance as borrower, SOSA as guarantor, DnB Nor Bank ASA (formerly Den norske Bank ASA), Banc of America Securities LLC, Salomon Brothers International Limited, HSBC Bank plc and ING Barings LLC as lead arrangers, the financial institutions identified therein as banks, Bank of America N.A. and Citibank, N.A. as syndication agents and joint book managers, ING Barings LLC as documentation agent and DnB Nor Bank ASA (formerly Den norske Bank ASA) as facility agent and security trustee;

"440 Finance Documents" means, collectively, the 440 Facility Agreement, the Existing 440 Security Documents and any other document which is a Security Document for the purposes

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of and as defined in the 440 Facility Agreement, and "440 Finance Document"
means any of them as the context may require;

"440 Finance Parties" means, collectively, the 440 Facility Agent, the 440 Security Trustee and those persons identified in Part A of Schedule 2 together with any other person who becomes a Finance Party for the purposes of and as defined in the 440 Facility Agreement and who executes an Accession Agreement to this Deed, and "440 Finance Party" means any of them as the context may require;

"440 Outstandings" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Security Parties to the 440 Finance Parties (or any of them) under or arising out of the 440 Finance Documents (or any of them) or any replacement or refinancing of such obligations and liabilities together with all outgoings, costs, charges, expenses and liabilities reasonably and properly incurred by any of the 440 Finance Parties or on their behalf (including by any Receiver appointed by them or on their behalf) in connection with the preservation and/or enforcement of its rights under the Existing 440 Security Documents provided that such amendment, amendment and restatement, variation or supplement to the 440 Finance Documents (or any of them) or any replacement or refinancing of the obligations and liabilities thereunder does not increase the principal amount of Indebtedness of the Security Parties to the 440 Finance Parties under the 440 Finance Documents above the level of Indebtedness contemplated by the 440 Finance Documents at the date hereof (such excluded obligations and liabilities the "Excess 440 Outstandings");

"440 Security Assets" means those assets identified in Part A of Schedule 4;

"440 Security Trustee" means DnB Nor Bank ASA (formerly Den norske Bank ASA) in its capacity as security trustee under the 440 Facility Agreement and the Existing 440 Security Documents, or such other person as may replace DnB Nor Bank ASA as security trustee for the purposes thereof from time to time in accordance with the provisions of Clause 11.22 of the 440 Facility Agreement and who shall have executed an Accession Agreement to this Deed;

"Future Bonding Facility Agreement" means any secured bank guarantee facility agreement granted at the request of any member of the SOSA Group by any bank(s) or other financial institution(s) to any member of the SOSA Group after the date of this Deed and that has been agreed pursuant to the terms of this Deed by all the Security Parties to have the benefit of this Deed;

"Future Bonding Finance Parties" means collectively, those persons who enter into any Future Bonding Facility Agreement and "Future Bonding Finance Party" means any of them as the context may require;

"Indebtedness" means any obligation for the payment or repayment of money, whether owed as principal or as surety or guarantor and whether present, future, actually or contingently owing;

"Majority Controlling Beneficiaries" means those Controlling Beneficiaries whose aggregate exposures in the capacity in which they are Controlling Beneficiaries (whether actual or contingent) to SOSA or the Security Parties at any given time are equal to 51% of

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the total aggregate exposures in such capacity (whether actual or contingent) to
SOSA or the Security Parties of all Controlling Beneficiaries at such time;

"New Security Documents" means, collectively, those documents described in Part E of Schedule 3 and any other guarantee and/or document executed by any Security Party in favour of the Security Trustee as security for all or any part of the Total Outstandings, and "New Security Document" means any one of them as the context may require;

"Obligor Subordinated Debt" has the meaning set forth in Clause 8;

"Parties" means, collectively, the parties to this Deed and "Party" shall mean any one of them as the context may require;

"Proceeds" has the meaning given to that term in Clause 5.1;

"Receiver" means an administrator, administrative receiver or a receiver and manager or any other equivalent insolvency officer in any other jurisdiction;

"Regulated Security Documents" means the Existing Security Documents, the New Security Documents, any Bonding Finance Document that is not a New Security Document;

"Secured Bilateral Bonding Banks" means any of the Bonding Banks in respect of their Covered Bilateral Bond Exposure identified in Part E of Schedule 2 and "Secured Bilateral Bonding Bank" means any of them as the context may require;

"Secured Parties" means, collectively, the 44 Finance Parties, the 440 Finance Parties, the 55/45 Finance Parties, the 28 Finance Party, the Bonding Finance Parties and the Secured Bilateral Bonding Banks, and "Secured Party" means any of them as the context may require;

"Security Interest" means a mortgage, standard security, assignation in security, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having similar effect;

"Security Parties" means, collectively, SOSA and those members of the SOSA Group that have executed guarantees or security in favour of the Secured Parties and/or the Security Trustee (or any of them) in respect of any Indebtedness of any member of the SOSA Group to such Secured Parties and/or the Security Trustee (or any of them), and includes those members of the SOSA Group listed on
Schedule 1 and any other member of the SOSA Group that after the date of this Deed executes any guarantee or security in favour of the Secured Parties and/or the Security Trustee (or any of them) in respect of any such Indebtedness and "Security Party" means any one of the Security Parties as the context may require;

"Security Trustee" means HSBC Bank plc in its capacity as security trustee for the purposes of the New Security Documents, or such other person as may replace HSBC Bank plc as security trustee for the purposes thereof from time to time in accordance with the provisions of Clause 2.10 of this Deed;

"SOSA Group" means, collectively, SOSA and its Subsidiaries;

"Stolt Finance" means Stolt Comex Seaway Finance B.V. a company organised and existing under the laws of the Netherlands with it registered office at Karel Doormanweg 25, Schiedam, 311 5JD, The Netherlands;

"Subsidiary" means in relation to any person:

(a) a subsidiary of such person within the meaning of section 736 of the Companies Act 1985;

(b) a subsidiary undertaking of such person within the meaning of section 258 of the Companies Act 1985; and

(c)  any other entity which is controlled directly or indirectly by such person,

and for the purposes of this definition "control" means the direct or indirect ownership of the majority of the voting share capital of such entity or the ability to determine the composition of a majority of the board of directors (or similar management body) of such entity, in each case whether by virtue of the ownership of share capital, by contract or otherwise;

"Termination Date" means the date on which:

(a) none of the Security Parties has any liability, actual or contingent, to any of the Secured Parties under the Finance Documents in respect of any Indebtedness evidenced thereby; and

(b) none of the Secured Parties has any liability, actual or contingent, to make any further facilities or extensions of credit available to any SOSA or any member of the SOSA Group under any Finance Document;

"Total Outstandings" means, collectively, the Bonding Outstandings, the Covered Bilateral Bond Exposure, the 28 Outstandings, the 44 Outstandings, the 440 Outstandings and the 55/45 Outstandings;

"Trust Property" means, collectively, (a) the security, powers, rights, titles, benefits and interests (both present and future) constituted by and conferred on the Security Trustee under or pursuant to the New Security Documents (including the benefit of all covenants given in the New Security Documents), (b) all moneys, property and other assets paid or transferred to or vested in the Security Trustee (or any agent of the Security Trustee) or received or recovered by the Security Trustee (or any agent of the Security Trustee) pursuant to, or in connection with, any of the New Security Documents whether from a Security Party or any other person, and (c) all rights, benefits, interests, money, investments, property and other assets at any time representing or deriving from any of the foregoing, including all interest, income and other sums at any time received or receivable by the Security Trustee (or any agent of the Security Trustee) in respect of the same (or any part thereof);

"Trustees" means, collectively, the 440 Security Trustee, the 55/45 Security Trustee, the 44 Security Trustee, the Bonding Security Trustee, the Security Trustee and (to the extent that the context may require) the 28 Finance Party, and "Trustee" means any of them as the context may require; and

"28 Discharge Date" means the earliest date on which both:

(a) none of the Security Parties has any liability, actual or contingent, to the 28 Finance Party under the 28 Finance Documents; and

(b) the 28 Finance Party has no liability, actual or contingent, to make any further facilities or extensions of credit available to SOSA or any other member of the SOSA Group (including pursuant to any obligation to issue bank guarantees or letters of credit on behalf of and/or at the request of SOSA or any other member of the SOSA Group) under any 28 Finance Document;

"28 Facility Agreement" means the US$28,000,000 amended and restated secured reimbursement agreement dated as of August 27, 2003 which amends and restates the reimbursement agreement dated 6 January 2003 among Stolt Offshore Inc. as borrower and DnB Nor Bank ASA (formerly Den norske Bank ASA) as bank;

"28 Finance Documents" means, collectively, the 28 Facility Agreement, the Existing 28 Security Documents and any other document which is a Security Document for the purpose of and as defined in the 28 Facility Agreement, and "28 Finance Document" means any of them as the context may require;

"28 Finance Party" means DnB Nor Bank ASA (formerly Den norske Bank ASA) in its capacity as bank under the 28 Facility Agreement;

"28 Outstandings" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Security Parties to the 28 Finance Party under or arising out of the 28 Finance Documents (or any of them) or any replacement or refinancing of such obligations and liabilities together with all outgoings, costs, charges, expenses and liabilities reasonably and properly incurred by the 28 Finance Party or on its behalf (including by any Receiver appointed by them or on their behalf) in connection with the preservation and/or enforcement of its rights under the Existing 28 Security Documents provided that such amendment, amendment and restatement, variation or supplement to the 28 Finance Documents (or any of them) or any replacement or refinancing of the obligations and liabilities thereunder does not increase the principal amount of Indebtedness of the Security Parties to the 28 Finance Party under the 28 Finance Documents above the level of Indebtedness contemplated by the 28 Finance Documents at the date hereof (such excluded obligations and liabilities shall be known as the "Excess 28 Outstandings");

"28 Security Assets" means those assets identified in Part D of Schedule 4;

"Vessels" means each of the vessels, together with everything now or in the future belonging to them on board or ashore, which is subject to a Security Interest pursuant to any of the Regulated Security Documents.

1.2  Construction In this Deed (unless otherwise provided):

(a)  words importing the singular shall include the plural and vice versa;

(b) references to Clauses and Schedules are references to the clauses of, and schedules to, this Deed;

(c) references to this Deed or any other document (including those related to any of the Existing Facilities) are references to this Deed or that document as amended, varied, novated or supplemented (including by way of this Deed) but only where such amendment, variation, novation or supplement has been validly and effectively concluded in accordance with the provisions of the document to which it relates;

(d) references to any statute or statutory provision include any statute or statutory provision which amends, extends, consolidates or replaces the same, or which has been amended, extended, consolidated or replaced by the same and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute;

(e) the words "including" and "in particular" shall be construed as being by way of illustration or emphasis only and shall not be construed as, nor shall they take effect as, limiting the generality of any preceding words;

(f) the word "discharge" shall mean, in respect of any contingent liability (including of any Security Party in respect of any outstanding guarantee, letter of credit, acceptance, bond or similar undertaking issued by a Secured Party), the cash collateralisation in full of such contingent liability or the provision of other credit support which has the effect of defeasing in full such contingent liability, in each case satisfactory to the relevant Secured Party;

(g) references to a person (including any 44 Finance Party, any 440 Finance Party, any 55/45 Finance Party, any 28 Finance Party, any Bonding Finance Party, any Secured Bilateral Bonding Bank, any Agent or any Trustee) shall be construed so as to include that persons' permitted assigns, permitted transferees or successors in title (provided that, where required, such permitted assign, permitted transferee or successor in title has executed an Accession Agreement to this Deed) and shall be construed as including references to an individual, firm, partnership, joint venture, company, corporation, body corporate, unincorporated body of persons or any state or any agency of a state;

(h) the words "enforcement action" refer to the enforcement of a Security Interest, or any other exercise of remedies, pursuant to the Regulated Security Documents against any asset which is subject to a Security Interest thereunder; and

(i) the headings used in this Deed are for ease of reference only and shall not affect the construction hereof.

1.3 Third Party Rights Unless otherwise provided herein, a person who is not a party to this Deed shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

1.4 Conflict If there is any conflict or inconsistency between any provision of this Deed and any provision contained within a Regulated Security Document or any Finance Document, the provisions of this Deed shall prevail.

2    SECURITY TRUSTEE

2.1 Declaration of Trust The Security Trustee declares that it shall hold the Trust Property on trust for the Secured Parties on the terms contained in this Deed. Each of the parties to this Deed agrees that the Security Trustee shall have those duties, obligations and responsibilities expressly specified in this Clause 2 and the other provisions of this Deed and the New Security Documents (and no others shall be implied). The rights, power and discretions conferred upon the Security Trustee by this Deed shall be supplemental to the Trustee Act 1925 and in addition to any which may be vested in the Security Trustee by general law or otherwise.

2.2 Appointment and instructions Each Secured Party irrevocably appoints the Security Trustee as trustee for the Secured Parties for the purposes of the New Security Documents and irrevocably authorises the Security Trustee in such capacity:

(a) to execute each of the New Security Documents and all such further documents as may be approved by the Majority Controlling Beneficiaries for execution by the Security Trustee;

(b) except as otherwise provided herein, as long as any Bonding Outstandings have not been discharged, act in accordance with any instructions given to it by the Bonding Security Trustee and shall be entitled to assume that (i) any instructions received by it from the Bonding Security Trustee are duly given by or on behalf of the Majority Controlling Beneficiaries, (ii) unless it has received actual notice of revocation, that any instructions given by the Bonding Security Trustee have not been revoked and (iii) that all applicable conditions under the Bonding Finance Documents for taking such action have been satisfied;

(c) assume, unless it has in its capacity as Security Trustee received actual notice to the contrary, that no default however described under any Finance Document has occurred and that no discretion vested by any Finance Document in any person has been exercised;

(d) be entitled to request instructions, or clarification of any instruction, from the Bonding Security Trustee as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers and discretions and the Security Trustee may refrain from acting unless and until such instructions or clarification have been received by it;

(e) (whether or not by or through employees or agents) to take such action on the Secured Parties' behalf and to exercise such rights, remedies, powers and discretions as are specifically delegated to the Security Trustee by this Deed and the New Security Documents, together with such powers and discretions as are reasonably incidental thereto (but subject to any restrictions or limitations specified in this Deed or the New Security Documents). The Security Trustee shall not, however, have any duties, obligations or liabilities (whether fiduciary or otherwise) to any of the Secured Parties beyond those expressly stated in this Deed and the New Security Documents; and

(f) be entitled to carry out all dealings with the Bonding Finance Parties through the Bonding Security

     Trustee and may, at its option, give only to the Bonding Security Trustee any notice or other communication required to be given by the Security Trustee to the Bonding Finance Parties in satisfaction of such requirement.

2.3 Application of Trust Property To the extent that under applicable law it is able to hold the Trust Property as trustee, the Security Trustee hereby accepts its appointment under Clause 2.2 as trustee of the Trust Property with effect from the date of this Deed to hold the same on trust for itself and the Secured Parties and to apply the same in accordance with the following order of priority:

(a) first, in or towards the payment and discharge of the amounts payable to the Security Trustee (including to or on behalf of any agent appointed by it) under Clauses 2.9, 2.12(d) and 2.21 and any equivalent or similar provisions in any New Security Document from time to time (excluding any amounts already received by the Security Trustee pursuant to Clause 2.9);

(b) second, in or towards the payment and discharge of the Bonding Outstandings, in accordance with the provisions of the Bonding Finance Documents;

(c) third, in or towards the payment and discharge of the 44 Outstandings, the 440 Outstandings, the 55/45 Outstandings, the Excess 55/45 Outstandings to the extent attributable to additional bonding capacity resulting in accordance with Clause 6.2(c) from prepayments of the 55/45 Facility Agreement after the date hereof, and the 28 Outstandings on a pro rata basis and, in each case, in accordance with the provisions of the 44 Finance Documents, the 440 Finance Documents, the 55/45 Finance Documents or the 28 Finance Documents as appropriate;

(d) fourth, in or towards the payment and discharge of the Covered Bilateral Bond Exposures on a pro rata basis and, in each case, in accordance with the provisions of the respective Existing Bilateral Bonding Agreements as appropriate;

(e) fifth, in or towards the payment and discharge of the Excess Bonding Outstandings in accordance with the provisions of the Bonding Finance Documents;

(f) sixth, in or towards the payment and discharge of the Excess 44 Outstandings, the Excess 440 Outstandings, the Excess 55/45 Outstandings to the extent not provided for by the provisions of Clause 2.3(c) above and the Excess 28 Outstandings on a pro rata basis and, in each case, in accordance with the provisions of the 44 Finance Documents, the 440 Finance Documents, the 55/45 Finance Documents or the 28 Finance Documents as appropriate; and

(g) seventh, in or towards the payment of any balance to or at the direction of the applicable Security Party as shall be entitled thereto.

If under applicable law the Security Trustee is not able to hold any part of the Trust Property as trustee, the Security Trustee shall accept and hold that part in its own name to deal with that part in accordance with this Deed and the relevant New Security Document and the Security Trustee undertakes to apply that part as set out in the paragraphs above.

The Security Trustee shall make each such application and/or distribution as soon as is practicable after the relevant moneys are received by, or otherwise become available to, the

Security Trustee save that (without prejudice to any other provision contained in any of the New Security Documents) the Security Trustee or any Receiver may credit any moneys received by it to a suspense account for so long and in such manner as the Security Trustee or such Receiver may from time to time determine with a view to preserving the rights of the Secured Parties or any of them to prove for the whole of their respective claims against SOSA, any other Security Party or any other person liable.

Any application of Trust Property provided for above may be effected by payment to the relevant Agent for the Finance Party entitled thereto.

2.4 Action binding Any action taken by the Security Trustee under or in relation to any New Security Document with requisite authority, or on the basis of appropriate instructions, received from the Majority Controlling Beneficiaries shall be binding on all the Secured Parties.

2.5  Security Trustee's Actions The Security Trustee shall:

(a) consult with the Controlling Beneficiaries as to whether and, if so, how a discretion vested in the Security Trustee is, either in any particular instance or generally, to be exercised but so that this shall not prevent the Security Trustee, in exceptional circumstances where time does not permit such consultation and urgent action is required, from exercising its rights and powers to preserve the Security Interests constituted by the New Security Documents so long as the Security Trustee promptly notifies the Secured Parties subsequently of such exercise;

(b) (subject to the other provisions of this Clause 2) take such action or, as the case may be, refrain from taking such action with respect to the exercise of any of its rights, remedies, powers and discretions as security trustee as the Majority Controlling Beneficiaries may reasonably direct; and

(c) promptly notify the Agents, the 28 Finance Party and the Secured Bilateral Bonding Banks if appropriate of the contents of (i) any written notice or document received by it hereunder in its capacity as Security Trustee from any Security Party and (ii) any other written notice that a default has occurred under any Finance Document (however described thereunder) received by it hereunder in its capacity as Security Trustee from any Party.

2.6  Security Trustee's Discretions The Security Trustee may:

(a) in the exercise of any right, remedy, power or discretion in relation to any matter, or in any context, not expressly provided for by this Deed, act or, as the case may be, refrain from acting in accordance with the instructions of the Majority Controlling Beneficiaries, and shall be fully protected in so doing;

(b) unless and until it shall have received directions from the Majority Controlling Beneficiaries, take such action, or refrain from taking such action, in respect of a default howsoever described in any Finance Document of which the Security Trustee has actual knowledge as it shall deem advisable in the best interests of the Majority Controlling Beneficiaries (but shall not be obliged to do so);

(c) subject to the provisions hereof, at any time after receipt by the Security Trustee of notice from the Bonding Security Trustee informing the Security Trustee that the Security Interests constituted by the New Security Documents have become enforceable under Clause 17 (Events of Default) of the Bonding Facility Agreement and directing the Security Trustee to exercise all or any of its rights, remedies, powers or discretions under any of the Bonding Finance Documents, the Security Trustee may, and shall if so directed by the Bonding Security Trustee, take such action as in its sole discretion it thinks fit to enforce the Security Interests constituted by the New Security Documents;

(d) refrain from acting in accordance with any instructions of the Majority Controlling Beneficiaries to institute any legal proceedings arising out of or in connection with the New Security Documents or any other Finance Document until it has been indemnified and/or secured to its satisfaction against any and all costs, expenses or liabilities (including legal fees) which it would or might incur as a result;

(e) rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of any Secured Party or any Security Party as applicable, upon a certificate signed by or on behalf of such person; and

(f) refrain from doing anything which would, or might in its opinion, be contrary to any law or regulation of any jurisdiction and may do anything which is in its opinion necessary or desirable to comply with any such law or regulation.

2.7 No partnership This Deed shall not and shall not be construed so as to constitute a partnership among the Parties or any of them.

2.8 No authority Except with the prior written consent of the Majority Controlling Beneficiaries, the Security Trustee shall not have authority on behalf of the Secured Parties to agree amendments or modifications to the New Security Documents with any Security Party and/or vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of any of the New Security Documents.

2.9 Reimbursement The Controlling Beneficiaries shall reimburse the Security Trustee, to the extent that it is not reimbursed by the Security Parties, for the costs, charges and reasonable expenses incurred by it in connection with, the enforcement or attempted enforcement of, or the preservation or attempted preservation of any rights under, or in carrying out its duties under, any of this Deed or the New Security Documents including (in each case) the fees and out of pocket expenses of legal or other professional advisers. The Controlling Beneficiaries shall on demand indemnify the Security Trustee against all liabilities, damages, costs and claims whatsoever incurred by the Security Trustee in connection with this Deed or any of the New Security Documents or the performance of its duties under this Deed or any of the New Security Documents or any action taken or omitted by the Security Trustee under this Deed or any of the New Security Documents, unless such liabilities, damages, costs or claims arise from the Security Trustee's own gross negligence or wilful misconduct. The Security Parties each hereby agree that they shall counter-indemnify the Secured Parties against all payments by them to the Security Trustee under this Clause 2.9.

2.10 Successor Security Trustee

(a) The Security Trustee may retire from its appointment as Security Trustee under this Deed and the New Security Documents having given to SOSA (on behalf of itself and the other Security Parties) and the Secured Parties not less than ten days' written notice of its intention to do so, provided that no such retirement shall take effect unless there has been appointed by the Controlling Beneficiaries or, failing whom, the Security Trustee as a successor security trustee any reputable and experienced bank or financial institution with offices in London which, at the same time, executes an Accession Agreement.

(b) Any corporation into which the Security Trustee may be merged or converted or any corporation with which the Security Trustee may be consolidated or any corporation resulting from any merger, conversion, amalgamation, consolidation or other reorganisation to which the Security Trustee shall be a party shall, to the extent permitted by applicable law, be the successor Security Trustee under this Deed and the New Security Documents without the execution or filing of any document or any further act on the part of any of the parties to this Deed or the New Security Documents save that notice of any such merger, conversion, amalgamation, consolidation or other reorganisation shall forthwith be given to SOSA (on behalf of itself and the other Security Parties) and the Secured Parties.

(c) Upon any such successor as aforesaid being appointed, the retiring Security Trustee shall be discharged from any further obligation under this Deed and the New Security Documents (but shall continue to have the benefit of this Clause 2 in respect of any action it has taken or refrained from taking prior to such discharge) and its successor and each of the other parties to this Deed and the New Security Documents shall have the same rights and obligations among themselves as they would have had if such successor had been a party to this Deed and the New Security Documents in place of the retiring Security Trustee. The retiring Security Trustee shall (at the expense of the Security Parties (on a joint and several basis)) provide its successor with copies of such of its records as its successor reasonably requires to carry out its functions as such.

(d) It is the intention that upon the appointment of any successor to the Security Trustee, the property, assets and rights vested in the retiring Security Trustee pursuant to the New Security Documents should, with immediate effect, be vested in such successor Security Trustee under the provisions of the Trustee Act 1925, either by operation of law or, failing that, by assignment, assignation or other form of transfer or conveyance. At any time and from time to time following the appointment of any such successor to the Security Trustee, the retiring Security Trustee and each other party hereto shall do and execute all acts, deeds and documents reasonably required by such successor in order to transfer to such successor Security Trustee (or its nominee, as such successor may direct) any such property, assets and rights which shall not have vested in such successor by operation of law. All such acts, deeds and documents shall be done or, as the case may be, executed at the cost of the Security Parties (on a joint and several basis).

2.11 Effectiveness of trusts The trusts constituted or evidenced in or by this Clause 2 shall remain in full force and effect until whichever is the earlier of:

(a)  the expiration of a period of 80 years from the date of this Deed; and

(b) receipt by the Security Trustee, at any time when it is satisfied that SOSA and each of the other Security Parties is solvent, of confirmation in writing from each of the Secured Parties (which written confirmation each of the Agents (on behalf of the relevant Secured Parties), the 28 Finance Party and the Secured Bilateral Bonding Banks undertakes promptly to provide to the Security Trustee in due course) that there is no longer outstanding any Indebtedness (actual or contingent), and no obligation on any Secured Party to make advances or provide other financial accommodation constituting Indebtedness which is secured or guaranteed by or under any of the New Security Documents, and the parties to this Deed declare that the perpetuity period applicable to the New Security Documents shall for the purposes of the Perpetuities and Accumulations Act 1964 be the period of 80 years from the date of this Deed.

2.12 Security Trustee's powers and entitlements In its capacity as trustee in relation to the New Security Documents, the Security Trustee:

(a) shall, without prejudice to any of the powers, discretions and immunities conferred upon trustees by law (and to the extent not inconsistent with the provisions of this Deed or any of the New Security Documents), have all the same powers and discretions as a natural person acting as the beneficial owner of such property and/or as are conferred upon the Security Trustee by this Deed or any New Security Document but so that the Security Trustee may only exercise such powers and discretions to the extent that it is authorised to do so by the provisions of this Deed and, in exercising such powers and discretions, the Security Trustee shall have regard to and comply with any applicable constraints and/or restrictions imposed by this Deed;

(b) shall be entitled (in its own name or in the names of nominees) to invest moneys from time to time forming part of the Trust Property or otherwise held by it as a consequence of any enforcement of the security constituted by the New Security Documents which, in the opinion of the Security Trustee, it would not be practicable to distribute immediately by placing the same on deposit in the name or under the control of the Security Trustee as the Security Trustee may think fit without being under any duty to diversify the same and the Security Trustee shall not be responsible for any loss due to interest rate or exchange rate fluctuations;

(c) shall have full power to determine all questions and doubts arising in relation to the interpretation or application of any of the provisions of this Deed or any of the New Security Documents as it affects the Security Trustee and every such determination, in the absence of manifest error, (whether made upon a question actually raised or implied in the acts or proceedings of the Security Trustee) shall be conclusive and shall bind all the Secured Parties;

(d) may, in the conduct of its obligations under and in respect of this Deed and the New Security Documents (otherwise than in relation to its right to make any declaration, determination or decision), instead of acting personally, employ and pay any agent (whether being a lawyer, chartered accountant or any other person) to transact or concur in transacting any business and to do or concur in doing any acts required to be done by the Security Trustee (including the receipt and payment of money) and on the basis that (i) any such agent engaged in any profession or business shall be entitled to be paid all usual reasonable professional and other charges for business transacted and acts done by him or any partner or employee of his in connection with such employment and (ii) the Security Trustee may rely on the advice and services provided by any such agent, and shall not be bound to supervise, or be responsible for any loss incurred by reason of such reliance or of any act or omission of, any such agent if the Security Trustee shall have exercised reasonable care in the selection of such agent (which, without limitation, shall conclusively be deemed to be the case in respect of any agent approved in writing by the Majority Controlling Beneficiaries); and

(e) may place all deeds, certificates and other documents relating to the property and assets subject to the New Security Documents which are from time to time deposited with it pursuant to the New Security Documents in any safe deposit, safe or receptacle selected by the Security Trustee or with any firm of solicitors and may make any such arrangements as it thinks fit for allowing the Security Parties access to, or its solicitors or auditors possession of, such documents when necessary or convenient and the Security Trustee shall not be responsible for any loss incurred in connection with any such deposit, access or possession.

2.13 Excluded Obligations The Security Trustee shall not:

(a) be bound to enquire as to the occurrence or otherwise of any default (however described), or any breach by any Security Party of its obligations, under any Finance Document;

(b) be bound to account to any Secured Party for any sum or the profit element of any sum received by it for its own account;

(c) be bound to disclose to any person any confidential or other information if disclosure would or might in its reasonable opinion constitute a breach of any law or be a breach of fiduciary duty;

(d) have or be deemed to have any duty, obligation or responsibility to, or relationship of trust or agency with, any Security Party; or

(e) be obliged to take any action in relation to enforcing or perfecting any charge or security over any shares or other equity interests in a company or person registered or incorporated with unlimited liability.

2.14 No responsibility to perfect Security The Security Trustee shall not be liable for any failure to:

(a) require the deposit with it of any deed or document certifying, representing or constituting the title of any Security Party to any of the Trust Property;

(b) obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Finance Document or the Security Interests constituted thereby;

(c) register, file or record or otherwise protect any of the Security Interests constituted by any Finance Document (or the priority of any of the Security Interests constituted any Finance Document) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any Finance Document or of the Security Interests constituted thereby; or

(d) take, or to require any of the Security Parties to take, any steps to perfect its title to any of the Trust Property or to render the Security Interests constituted by the New Security Documents effective or to secure the creation of any ancillary Encumbrance under the laws of any jurisdiction.

2.15 Insurance by Security Trustee The Security Trustee shall not be under any obligation to insure any of the Trust Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in any Finance Document. The Security Trustee shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any such insurance. Where the Security Trustee is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless instructed to do so in writing in accordance with Clause 2.4 and the Security Trustee shall have failed to do so within fourteen days after receipt of that request.

2.16 Acceptance of Title The Security Trustee shall be entitled to accept without enquiry, and shall not be obliged to investigate, such right and title as each of the Security Parties may have to any of the Trust Property and shall not be liable for or bound to require any Security Party to remedy any defect in its right or title.

2.17 Security Trustee Division Separate; Other Business In acting as trustee for the Secured Parties, the Security Trustee shall be regarded as acting through its trustee division which shall be treated as a separate entity from any of its other divisions or departments and any information received by any other division or department of the Security Trustee may be treated as confidential and shall not be regarded as having been given to the Security Trustee's trustee division. The Security Trustee may accept deposits from, lend money to, and generally engage in any kind of banking or other business with any of the Security Parties whether or not it may or does lead to a conflict with the interests of any of the Secured Parties. Similarly, the Security Trustee may undertake business with or for others even though it may lead to a conflict with the interests of any of the Secured Parties or any of the Security Parties.

2.18 No independent power None of the other Secured Parties shall have any independent power to enforce any of the New Security Documents or to exercise any rights, discretions or powers or to grant any consents or releases under or pursuant to any of the New

Security Documents or otherwise have direct recourse to the security and/or guarantees constituted by any of the New Security Documents except through the Security Trustee in accordance with this Deed.

2.19 Co-operation The other Secured Parties shall co-operate with each other and with the Security Trustee and any Receiver under the New Security Documents in realising the property and assets subject to the New Security Documents and in ensuring that the net proceeds realised under the New Security Documents after deduction of the expenses of realisation are applied in accordance with Clause 2.3.

2.20 Exclusion of Security Trustee's Liability Unless caused directly by its gross negligence or wilful misconduct, the Security Trustee shall not accept responsibility or be liable for:

(a) the adequacy, accuracy and/or completeness of any information supplied by the Security Trustee or any other person in connection with the Finance Documents or the transactions contemplated in the Finance Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents;

(b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Security Interests constituted thereby or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with any Finance Document or the Security Interests constituted thereby;

(c) any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Finance Documents or the Security Interests constituted thereby or otherwise, whether in accordance with an instruction from the Bonding Security Trustee or otherwise;

(d) the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any Finance Document, the Security Interests constituted thereby or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the any Finance Document or the Security Interests constituted thereby; or

(e) any shortfall which arises on the enforcement of the Security Interests constituted by and pursuant to the New Security Documents,

     and each of the Secured Parties agrees that it will not assert or seek to assert against any officer, employee or agent of the Security Trustee any claim it might have against any of them in respect of the matters referred to in this Clause 2. Any third party referred to in this Clause 2.20 may (notwithstanding any other provision of this Deed) enjoy the benefit of, or enforce the terms of, this Clause 2.20 in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999.

2.21 Indemnification The Security Trustee and every employee, officer or agent appointed by it in connection with its appointment under the New Security Documents (each an Indemnified Party) shall be entitled to be indemnified out of the Trust Property in respect of all liabilities, damages, costs, claims, charges or reasonable out of pocket expenses whatsoever properly incurred or suffered by an Indemnified Party:

(a) in the execution or exercise or bona fide purported execution or exercise of the trusts, rights, powers, authorities, discretions and duties created or conferred by or pursuant to this Deed or the New Security Documents;

(b) as a result of any breach by SOSA or any other Security Party of any of its obligations under any New Security Document; and/or

(c) in respect of any matter or thing done or omitted in any way relating to the Trust Property or the provisions of any of the New Security Documents.

The rights conferred by this Clause 2.21 are without prejudice to any right to indemnity by law given to trustees generally and to any provision of the New Security Documents entitling the Security Trustee or any other person to an indemnity in respect of, and/or reimbursement of, any liabilities, damages, costs, claims, charges or expenses incurred or suffered by it in connection with any of the New Security Documents or the performance of any duties under any of the New Security Documents. Nothing contained in this Clause 2.21 shall entitle the Security Trustee or any other person to be indemnified in respect of any liabilities, damages, costs, claims, charges or expenses to the extent that the same arise from such person's own gross negligence or wilful misconduct.

2.22 Information and reliance The Secured Parties shall provide the Security Trustee with such written information as it may reasonably require for the purposes of carrying out its duties and obligations under this Deed and the New Security Documents and, in particular, with such necessary directions in writing so as to enable the Security Trustee to apply amounts received under, and the proceeds of realisation of, the New Security Documents as contemplated by this Deed. In this connection, save in the case of manifest error, the Security Trustee shall be entitled to rely upon:

(a) the 44 Facility Agent's certificate as to the amount of the 44 Outstandings and the Excess 44 Outstandings at any time;

(b) the 440 Facility Agent's certificate as to the amount of the 440 Outstandings and the Excess 440 Outstandings at any time;

(c) the 55/45 Facility Agent's certificate as to the amount of the 55/45 Outstandings and the Excess 55/45 Outstandings at any time;

(d) the 28 Finance Party's certificate as to the amount of the 28 Outstandings and the Excess 28 Outstandings at any time;

(e) each Bonding Bank's certificate as to the amount of its Covered Bilateral Bond Exposure at any time; and

(f) the Bonding Agent's certificate as to the amount of the Bonding Outstandings and the Excess Bonding Outstandings at any time.

2.23 Own Responsibility Each Secured Party at all times has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into all risks arising under or in connection with the Finance Documents including but not limited to:

     (a) the financial condition, creditworthiness, condition, affairs, status and nature of each Security Party;

     (b) the legality, validity, effectiveness, adequacy and enforceability of each of the Finance Documents and the Security Interests constituted thereby and any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents and the Security Interests constituted thereby;

     (c) whether that Secured Party has recourse, and the nature and extent of that recourse, against any Security Party or any other person or any of their respective assets under or in connection with the Finance Documents, the transactions contemplated therein or in any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection therewith;

     (d) the adequacy, accuracy and/or completeness of any information provided by any person in connection with the Finance Documents, the transactions contemplated therein or in any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection therewith; and

     (e) the right or title of any person in or to, or the value or sufficiency of any part of the Trust Property, the priority of any of the Security Interests constituted by the Finance Documents or the existence of any Security Interest or other encumbrance affecting the Trust Property, and each Secured Party warrants to the Security Trustee that it has not relied on and will not at any time rely on the Security Trustee in respect of any of these matters.

2.24 Covenant to Discharge Each Security Party hereby covenants with the Security Trustee that such Security Party shall on demand of the Security Trustee discharge all obligations which such Security Party may at any time owe to the Security Trustee (whether for its own account or as trustee for the Secured Parties) or any of the Secured Parties (whether for its own account or as trustee for, or agent of, the persons which such Secured Parties represents or for which it acts) under or pursuant to this Deed and the other Finance Documents (including any liability with respect to future advances made under the Finance Documents), whether present or future, actual or contingent and whether incurred solely or jointly and whether as principal or surety or in any other capacity, and each Security Party shall pay to the Security Trustee when due and payable every sum at any time owing, due or incurred by such Security Party to the Security Trustee (whether for its own account or as trustee for the Secured Parties) or any of the Secured Parties (whether for its own account or as trustee for, or agent of, the persons which such Secured Party represents or for which it acts) in respect of any such liabilities.

3    PRIORITIES

3.1 As between the Secured Parties, the Security Interests created by the Regulated Security Documents shall rank in the following order of priority:

(a)  in the case of the 44 Security Assets:

     (i) first, the Security Interests over such assets created by the Existing 44 Security Documents; and

    (ii) second, the Security Interests over such assets created by the Bonding Finance Documents that are not New Security Documents.

(b)  in the case of the 440 Security Assets:

     (i) first, the Security Interests over such assets created by the Existing 440 Security Documents; and

    (ii) second, the Security Interests over such assets created by the New Security Documents.

(c)  in the case of the 55/45 Security Assets:

     (i) first, the Security Interests over such assets created by the Existing 55/45 Security Documents; and

    (ii) second, the Security Interests over such assets created by the New Security Documents.

(d)  in the case of the 28 Security Assets:

     (i) first, the Security Interests over such assets created by the Existing 28 Security Documents; and

    (ii) second, the Security Interests over such assets created by the Bonding Finance Documents that are not New Security Documents.

3.2 Each of the Security Parties hereby acknowledges and agrees that the Security Interests created by the New Security Documents over assets of members of the SOSA Group other than the 440 Security Assets and the 55/45 Security Assets are intended to and shall constitute first priority Security Interests over all such assets, in each case of the type purported to be conferred on the Security Trustee pursuant to the provisions of the New Security Documents.

3.3 The ranking of the Security Interests created by the Regulated Security Documents prescribed in Clause 3.1 shall not be affected by any of, or any combination of, the following:

(a) the nature of the Security Interests comprised in each of the Regulated Security Documents and the date of their execution and registration;

(b)  any provision contained in any of the Regulated Security Documents;

(c) the respective date or dates on which any person received notice of the existence or creation of the Security Interests comprised in each of the Regulated Security Documents;

(d) any fluctuation from time to time in the amount of the 44 Outstandings, the 440 Outstandings, the 55/45 Outstandings or the 28 Outstandings and, in particular, any temporary reduction to nil of any of such outstandings; and

(e) the appointment of any liquidator or Receiver or other similar officer under any applicable law in respect of any member of the SOSA Group or over all or any part of the assets of any member of the SOSA Group.

4    ENFORCEMENT OF SECURITY; DISPOSITION OF COLLATERAL

4.1 Each of the 44 Security Trustee, the 440 Security Trustee, the 55/45 Security Trustee and the 28 Finance Party shall be entitled to enforce the Security Interests granted in their favour pursuant to the Existing 44 Security Documents, the Existing 440 Security Documents, the Existing 55/45 Security Documents and the Existing 28 Security Documents, respectively, at any time and from time to time in accordance with the provisions of the 44 Finance Documents, the 440 Finance Documents, the 55/45 Finance Documents and the 28 Finance Documents respectively.

4.2 Each of the Secured Parties and the Security Trustee hereby acknowledges and agrees that the Security Trustee may only take steps to enforce the Security Interests created pursuant to the New Security Documents in the following circumstances:

(a) in the case of the Security Interests created pursuant to the New Security Documents over the 440 Security Assets, the Security Trustee may only take enforcement action:

     (i) in circumstances where the 440 Security Trustee has taken steps to enforce the Security Interests held by it over such assets pursuant to the provisions of the Existing 440 Security Documents; or

    (ii) in circumstances where the 440 Security Trustee or the 440 Facility Agent acting on the instructions of an Instructing Group (under and as defined in the 440 Facility Agreement) has otherwise consented to the enforcement by the Security Trustee; or

   (iii) following the 440 Discharge Date, at any time and from time to time in accordance with the provisions of this Deed and the New Security Documents;

(b) in the case of the Security Interests created pursuant to the New Security Documents over the 55/45 Security Assets, the Security Trustee may only take enforcement action:

     (i) in circumstances where the 55/45 Security Trustee has taken steps to enforce the Security Interests held by it over such assets pursuant to the provisions of the Existing 55/45 Security Documents; or

    (ii) in circumstances where the 55/45 Security Trustee or the 55/45 Facility Agent acting on the instructions of an Instructing Group (under and as defined in the

          55/45 Facility Agreement) has otherwise consented to the enforcement by the Security Trustee; or

   (iii) following the 55/45 Discharge Date, at any time and from time to time in accordance with the provisions of this Deed and the New Security Documents; and

(c) in the case of any other Security Interests created pursuant to the New Security Documents, at any time and from time to time in accordance with the provisions of this Deed and the New Security Documents.

4.3 Each of the Bonding Finance Parties and the Bonding Security Trustee hereby acknowledges and agrees that the Bonding Security Trustee may only take steps to enforce the Security Interests created in favour of the Bonding Security Trustee pursuant to the Bonding Finance Documents in the following circumstances:

(a) in the case of the Security Interests created pursuant to the Bonding Finance Documents over the 44 Security Assets, the Bonding Security Trustee may only take enforcement action:

     (i) in circumstances where the 44 Security Trustee has taken steps to enforce the Security Interests held by it over such assets pursuant to the provisions of the Existing 44 Security Documents; or

    (ii) in circumstances where the 44 Security Trustee or 44 Facility Agent acting on the instructions of an Instructing Group (under and as defined in the 44 Facility Agreement) has otherwise consented to the enforcement by the Bonding Security Trustee; or

   (iii) following the 44 Discharge Date, at any time and from time to time in accordance with the provision of the Bonding Finance Documents;

(b) in the case of the Security Interests created pursuant to the Bonding Finance Documents over the 28 Security Assets, the Bonding Security Trustee may only take enforcement action:

     (i) in circumstances where the 28 Finance Party has taken steps to enforce the Security Interests held by it over such assets pursuant to the provisions of the Existing 28 Security Documents; or

    (ii) in circumstances where the 28 Finance Party has otherwise consented to the enforcement of the Bonding Finance Documents; or

   (iii) following the 28 Discharge Date, at any time and from time to time in accordance with the provision of the Bonding Finance Documents.

4.4 The Secured Parties agree that all instructions given to the Security Trustee pursuant to the provisions of Clause 2 or to the Bonding Security Trustee, as the case may be, relating to the enforcement of the Security Interests created under the New Security Documents or the Bonding Finance Documents that are not New Security Documents, as the case may be, shall be consistent with and shall ensure compliance with the provisions of Clauses 4.2 and 4.3.

4.5 Notwithstanding the foregoing provisions of this Clause 4, the Security Trustee or the Bonding Security Trustee, as the case may be, shall not be prevented from joining or intervening in or otherwise supporting any proceedings arising from or relating to the arrest or detention of a Vessel (whether or not at the instance of the Security Trustee or any other person) with a view to preserving or protecting its interest in that Vessel (in which case prompt notice thereof shall be given by the Security Trustee or the Bonding Security Trustee, as the case may be, to the Trustee holding a prior Security Interest therein and the Security Trustee or the Bonding Security Trustee, as the case may be, shall, if required by such Trustee, withdraw from such proceedings or otherwise do whatever may be reasonably necessary to ensure that the Vessel is released from such arrest or detention if such Trustee and any other interested party also withdraws from such proceedings or take such action as shall be reasonably necessary to release such Vessel.

4.6 Without prejudice to any of the other provisions of this Clause 4, the Secured Parties (as appropriate) shall, in connection with any enforcement of a Regulated Security Document, co-operate with each other to the intent (without any requirement) that in the case of an appointment of a Receiver or Receivers over any of the 28 Security Assets, the 44 Security Assets, the 440 Security Assets or the 55/45 Security Assets by the 28 Finance Party, the 44 Security Trustee, the 440 Security Trustee or the 55/45 Security Trustee (as the case may be) pursuant to the provisions of any Regulated Security Document, the same person(s) shall be appointed Receiver(s) by the Security Trustee or the Bonding Security Trustee (as applicable) to the extent that the Security Trustee or the Bonding Security Trustee (as applicable) is also entitled to make such an appointment in respect of the same assets, provided, at all times, that:

(a) the 44 Security Trustee shall control the enforcement proceedings in respect of the 44 Security Assets until such time as the 44 Outstandings have been paid and discharged in full;

(b) the 440 Security Trustee shall control the enforcement proceedings in respect of the 440 Security Assets until such time as the 440 Outstandings have been paid and discharged in full;

(c) the 55/45 Security Trustee shall control the enforcement proceedings in respect of the 55/45 Security Assets until such time as the 55/45 Outstandings have been paid and discharged in full; and

(d) the 28 Finance Party shall control the enforcement proceedings in respect of the 28 Security Assets until such time as the 28 Outstandings have been paid and discharged in full.

4.7 If any of the Trustees shall appoint a Receiver under its Regulated Security Documents or shall otherwise enforce or exercise its rights under its Regulated Security Documents it shall promptly give written notice thereof to each of the other Trustees.

4.8 No purchaser dealing with any Agent, any Trustee, any Finance Party or any Receiver appointed by any of them shall be concerned in any way with the provisions of this Deed but may assume that such Agent, Trustee, Finance Party or Receiver is acting in accordance with the provisions of this Deed.

4.9 Each Secured Party undertakes that, it shall, against reasonably satisfactory arrangements being made for the application of proceeds in accordance with this Deed, promptly execute (or procure the execution by the Security Trustee or the Bonding Security Trustee, as appropriate of) any release or other document reasonably required to be executed in order to facilitate the enforcement of security in respect of, or to permit the sale or other disposal of any or all of, the 44 Security Assets, the 440 Security Assets, the 55/45 Security Assets and the 28 Security Assets in accordance with the terms of the relevant Existing Security Document to a purchaser or transferee free from the Security Interests created pursuant to the New Security Documents or the Bonding Finance Documents, as the case may be; provided, however that in the case of sale or other disposition other than by way of foreclosure the relevant Security Interests shall attach the proceeds of such transaction.

4.10 Parallel Debt - Bonding Facility

(a) The Indemnifiers and Guarantors (each as defined in the Bonding Facility Agreement) party to the Bonding Facility Agreement (the "Bonding Obligors"), the Security Trustee and the Bonding Finance Parties, agree that notwithstanding anything to the contrary contained in this Deed or any Bonding Finance Document:

     (i) for the purposes of this Clause 4.10, "Bonding Principal Obligations" means any sums owing by each Bonding Obligor to the Bonding Finance Parties under the Bonding Finance Documents;

    (ii) each Bonding Obligor shall be obligated to the Bonding Security Trustee in an amount equal to, and in the same currency of, its Bonding Principal Obligations as and when the same become due and payable under the relevant Bonding Finance Document (the "Bonding Parallel Obligations"); provided that the total amount of the Bonding Parallel Obligations of such Bonding

          Obligor shall never exceed the total amount of the Bonding Principal Obligations of such Bonding Obligor;

   (iii) the rights of the Bonding Finance Parties to receive payment of the Bonding Principal Obligations are several from the rights of the Bonding Security Trustee to receive payment of the Bonding Parallel Obligations;

    (iv) the Bonding Security Trustee shall have an independent right, in its own name, to demand payment of the Bonding Parallel Obligations by the Bonding Obligors upon the occurrence and during the continuance of an unremedied and unwaived event of default (however such term is defined in each of the applicable Bonding Finance Documents) except that, in the case of any such event of default relating to the bankruptcy or similar proceeding or event with respect to a Bonding Obligor, the Bonding Parallel Obligations shall be due and payable immediately without any such demand or other action or notice;

     (v) the payment by any Bonding Obligor of its Bonding Parallel Obligations to the Bonding Security Trustee in accordance with this Clause 4.10 (whether through direct payment by such Bonding Obligor or enforcement of any Security Interest held by the Bonding Security Trustee securing the Bonding Parallel Obligations) shall discharge the corresponding Bonding Principal Obligations of such Bonding Obligor, and, similarly, the payment by such Bonding Obligor of its Bonding Principal Obligations (whether through direct payment by such Bonding Obligor or enforcement of its Bonding Finance Document or any Security Interest held by the Bonding Security Trustee securing the Bonding Principal Obligations) shall discharge its corresponding Bonding Parallel Obligations owed to the Bonding Security Trustee under this Clause 4.10; and

    (vi) nothing in this Clause 4.10 shall in any way limit the Bonding Security Trustee's right to act in the protection or preservation of, the rights under, or to enforce, any New Security Document as contemplated by this Deed or any New Security Document.

(b) Nothing in this Clause 4.10 shall in any way negate or affect any obligation of any Bonding Obligor to any Bonding Finance Party under this Deed or any Bonding Finance Document.

For the purposes of this Clause 4.10, the Bonding Security Trustee acts in its own name and not as agent or trustee of any Bonding Finance Party, and the security granted under the Bonding Finance Documents to the Bonding Security Trustee to secure the Bonding Parallel Obligations is granted to the Bonding Security Trustee in its capacity as a direct creditor in respect of the Bonding Parallel Obligations, and not as a trustee or agent for the Bonding Finance Parties. The Bonding Security Trustee undertakes to pay to the Bonding Finance Parties an amount equal to any amount collected or received by it which it has applied in reduction of the Bonding Parallel Obligations as if the corresponding Bonding Principal Obligations had not been discharged pursuant to Clause 4.10(a)(v).

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

4.11 Parallel Debt - Existing Facilities

(a) The Security Parties party to the Finance Documents other than the Bonding Finance Documents (the "Existing Security Parties"), the Security Trustee and the Secured Parties (other than the Bonding Finance Parties) (the "Existing Secured Parties"), agree that notwithstanding anything to the contrary contained in this Deed or any Finance Document (other than the Bonding Finance Documents) (the "Existing Finance Documents"):

     (i) for the purposes of this Clause 4.11, "Existing Principal Obligations" means any sums owing by each Existing Security Party to the Existing Secured Parties under the Existing Finance Documents;

    (ii) each Existing Security Party shall be obligated to the Security Trustee in an amount equal to, and in the same currency of, its Existing Principal Obligations as and when the same become due and payable under the relevant Existing Finance Document (the "Existing Parallel Obligations"); provided that the total amount of the Existing Parallel Obligations of such Existing Security Party shall never exceed the total amount of the Existing Principal Obligations of such Existing Security Party;

   (iii) the rights of the Existing Secured Parties to receive payment of the Existing Principal Obligations are several from the rights of the Security Trustee to receive payment of the Existing Parallel Obligations;

    (iv) the Security Trustee shall have an independent right, in its own name, to demand payment of the Existing Parallel Obligations by the Existing Security Parties upon the occurrence and during the continuance of an unremedied and unwaived event of default (however such term is defined in each of the applicable Existing Finance Documents) except that, in the case of any such event of default relating to the bankruptcy or similar proceeding or event with respect to a Existing Security Party, the Existing Parallel Obligations shall be due and payable immediately without any such demand or other action or notice);

     (v) the payment by any Existing Security Party of its Existing Parallel Obligations to the Security Trustee in accordance with this Clause
          4.11 (whether through direct payment by such Existing Security Party or enforcement of any Security Interest held by the Security Trustee securing the Existing Parallel Obligations) shall discharge the corresponding Existing Principal Obligations of such Existing Security Party, and, similarly, the payment by such Existing Security Party of its Existing Principal Obligations (whether through direct payment by such Existing Security Party or enforcement of its Existing Finance Document or any Security Interest held by the Security Trustee securing the Existing Principal Obligations) shall discharge its corresponding Existing Parallel Obligations owed to the Security Trustee under this Clause 4.11; and

    (vi) nothing in this Clause 4.11 shall in any way limit the Security Trustee's right to act in the protection or preservation of, the rights under, or to enforce, any

          New Security Document as contemplated by this Deed or any New Security Document.

(b) Nothing in this Clause 4.11 shall in any way negate or affect any obligation of any Existing Security Party to any Existing Secured Party under this Deed or any Existing Finance Document.

For the purposes of this Clause 4.11, the Security Trustee acts in its own name and not as agent or trustee of any Existing Secured Party, and the security granted under the New Security Documents to the Security Trustee to secure the Existing Parallel Obligations is granted to the Security Trustee in its capacity as a direct creditor in respect of the Existing Parallel Obligations, and not as a trustee or agent for the Existing Secured Parties. The Security Trustee undertakes to pay to the Existing Secured Party an amount equal to any amount collected or received by it which it has applied in reduction of the Existing Parallel Obligations as if the corresponding Existing Principal Obligations had not been discharged pursuant to Clause 4.11(a)(v).

5    APPLICATION OF PROCEEDS

5.1 The proceeds of any enforcement (net of applicable enforcement costs and expenses) or of any other disposition or of any insurance coverage, in each case received by the 44 Security Trustee, the 440 Security Trustee, the 55/45 Security Trustee or the 28 Finance Party ("Proceeds") shall be applied in accordance with the following orders of priority:

(a)  Proceeds realised in respect of the 44 Security Assets shall be applied:

     (i) first, by the 44 Security Trustee in or towards the payment and full discharge of the 44 Outstandings at such time in accordance with the provisions of the 44 Finance Documents; and

    (ii) second, by the Bonding Security Trustee in accordance with the provisions of the Bonding Finance Documents.

(b)  Proceeds realised in respect of the 440 Security Assets shall be applied:

     (i) first, by the 440 Security Trustee in or towards the payment and full discharge of the 440 Outstandings at such time in accordance with the provisions of the 440 Finance Documents; and

    (ii) second, by the Security Trustee in accordance with the provisions of Clause 2.3.

(c)  Proceeds realised in respect of the 55/45 Security Assets shall be applied:

     (i) first, by the 55/45 Security Trustee in or towards the payment and full discharge of the 55/45 Outstandings at such time in accordance with the provisions of the 55/45 Finance Documents; and

    (ii) second, by the Security Trustee in accordance with the provisions of Clause 2.3.

(d)  Proceeds realised in respect of the 28 Security Assets shall be applied:

     (i) first, by the 28 Finance Party in or towards the payment and full discharge of the 28 Outstandings at such time in accordance with the provisions of the 28 Finance Documents; and

    (ii) second, by the Bonding Security Trustee in accordance with the provisions of the Bonding Finance Documents.

5.2 Pending application of any Proceeds as set out in Clause 5.1, each of the Trustees shall hold any Proceeds received by it on trust to be so applied.

5.3 To the extent that any Agent, Trustee or Secured Party receives Proceeds in excess of its entitlement as determined in accordance with Clause 5.1, such Party shall (a) hold such amount on trust for the Secured Party or Parties entitled thereto according to the ranking of entitlements set out in this Deed and (b) promptly pay over such amount to the relevant Trustee for application by it in accordance with the provisions of this Deed. The perpetuity period for the trusts set out in Clause 5.2 and this Clause 5.3 shall be 80 years.

6    OVERRIDE PROVISIONS

6.1 As long as this Deed shall not have terminated, the Secured Parties waive compliance by the Security Parties with the following provisions of the Existing Facility Agreements and/or Existing Security Documents:

(a) Clause 12.1.1 of the 440 Facility Agreement, Clause 12.1.1 of the 55/45 Facility Agreement, Clause 12.1.1 of the 44 Facility Agreement and Clause 3(b)(i) of the guaranty of the 28 Facility Agreement but only to the extent necessary in each case to (x) enable the Security Parties to enter into the Bonding Finance Documents; (y) enable any Future Bonding Finance Party to become a beneficiary of the New Security Documents on the terms set out herein; and (z) enable SOSA or any other Security Party to grant up to $25,000,000 of cash collateral Future Bonding Facility Agreements (if any);

(b) Clause 12.2.21 of the 440 Facility Agreement, Clause 12.2.21 of the 55/45 Facility Agreement and Clause 12.2.21 of the 44 Facility Agreement but only to the extent necessary in each case to enable the Security Parties to consummate the Disclosed Permitted Disposals (as that term is defined in the Bonding Facility Agreement); and

(c) Clause 12.3 of the 440 Facility Agreement, Clause 12.3 of the 55/45 Facility Agreement and Clause 12.3 of the 44 Facility Agreement but only as long as SOSA is in compliance with Clause 6.2; provided, however, that if US$100,000,000 gross cash proceeds in respect of the Equity Contribution have not been contributed by 12 March 2004, the waiver provided for in this Clause 6.1(c) in respect of the 440 Facility Agreement shall be of no force or effect.

6.2  As long as this Deed shall not have terminated:

(a) SOSA shall comply with the financial covenants set forth in Schedule 7 and the failure so to comply shall, unless otherwise agreed by an Instructing Group (under and as defined in the 440 Facility Agreement) constitute an additional "Event of Default" as defined in, and for the purposes of, each of the Existing Facilities' respective Finance Documents;

(b) SOSA shall re-set the financial covenants set forth in Schedule 7 for the fiscal year beginning 1 December 2004 at levels approved by an Instructing Group (under and as defined in the 440 Facility Agreement). Failure so to agree by 28 February 2005 shall result in each of the 440 Facility and the 55/45 Facility being placed on demand and, with respect to the Guarantee Facility (as defined in the 55/45 Facility Agreement) thereunder, the 55/45 Security Trustee shall become entitled to immediately demand cash cover for all or (if the 55/45 Security Trustee so specifies) part of the 55/45 Outstandings under the Guarantee Facility, in each case until such time as the re-set financial covenants are approved by an Instructing Group (under and as defined in the 440 Facility Agreement);

(c) Notwithstanding the provisions of Clause 6.5 of the 440 Facility Agreement and Clause 6.5 of the 55/45 Facility Agreement, all repayments and prepayments under either such Existing Facility may not be reborrowed and shall effect a pro tanto immediate permanent reduction of such Existing Facility, provided that with the prior written consent of all of the 55/45 Finance Parties the 55/45 Outstandings may be increased by the issuance at the request of SOSA of new Bank Guarantees (as defined in the 55/45 Facility Agreement) in accordance with the provisions of the 55/45 Facility Agreement but only up to amounts so prepaid under the 55/45 Facility Agreement;

(d) Notwithstanding the provisions of Clause 12.1.5 of the 440 Facility Agreement, Clause 12.1.5 of the 55/45 Facility Agreement and Clause 12.1.5 of the 44 Facility Agreement, 100% of the net cash proceeds from the sale of any Vessel referred to therein shall be applied upon and as a condition to such sale to the prepayment and permanent reduction of the relevant Existing Facility and the failure to make such payment shall constitute an additional "Event of Default" as defined in, and for the purposes of, the relevant Existing Facility's Finance Documents;

(e) Notwithstanding the provisions of Clauses 6.1 and 6.5 of the 440 Facility Agreement, the principal amount of the 440 Outstandings shall be permanently prepaid (and may not be reborrowed) as follows and the failure to make such prepayment shall constitute an additional "Event of Default" as defined in, and for the purposes of, the 440 Finance Documents:

     (i) in the amount of $30,000,000 upon the later of (x) the receipt by or on behalf of SOSA of any proceeds of its announced $100,000,000 sale of it Common Shares and (y) the date of this Deed;

    (ii) in the additional amount of $15,000,000 of net cash proceeds from the settlement by Stolt Offshore Inc. of the "Hubline" legacy contract no later than three Business Days after receipt thereof;

   (iii) in the additional amount of one-half of the gross cash proceeds from SOSA's previously announced "repair issue", within three Business Days of receipt thereof by or on behalf of SOSA; and

    (iv) in the additional amount of $20,000,000 on or before 1 December 2004, provided that the Approved Budget delivered in respect of the fiscal year commencing 1 December 2004 indicates that there is sufficient headroom within the Budget to make such payment;

(f) SOSA will by 31 May 2004 add two independent non-executive members to its Board of Directors who are satisfactory to an Instructing Group (under and as defined in the 440 Facility Agreement) unless otherwise agreed by all the 440 Finance Parties and on or before 30 September 2004 shall ensure that its board of directors and audit committee satisfy the listing requirements of the National Market System of the National Association of Securities Dealers, Inc. applicable to foreign private issuers that are not "controlled companies" assuming that all phase-in periods for implementing such requirements have expired on 30 September 2004 and the non-compliance with this undertaking shall constitute an additional "Event of Default" as defined in, and for the purposes of, the 440 Finance Documents;

(g) SOSA will by 31 May 2004, or such later date as shall be approved by all the 440 Finance Parties, deliver to the Security Trustee evidence that Tom Ehret has been elected to the board of directors of SOSA by the shareholders of SOSA;

(h) For the purposes of the provisions of Clause 14.2.12 of the 44 Facility Agreement and Clause 14.2.12 of the 55/45 Facility Agreement, SNSA and SNTG shall be excluded from the definition of "Security Parties" set out in Clause 1.1.85 of the 44 Facility Agreement and Clause 1.1.88 of the 55/45 Facility Agreement;

(i) Notwithstanding any definition to the contrary in any Existing Facility Agreement, "Permitted Indebtedness" for the purpose that such term is used in each Existing Facility Agreement shall mean (i) the Existing Facilities,
     (ii) Permitted Short Term Indebtedness, (iii) Subordinated Debt up to $50,000,000, (iv) Indebtedness outstanding under the SNSA Liquidity Line,
     (v) any Indebtedness that refinances the Existing Facilities but not in excess of the amount outstanding at the time of such refinancing, (vi) any Indebtedness arising under the Bonding Finance Documents and the New Security Documents, (vii) any Indebtedness under any existing bonding facilities for the amounts existing at the date of this Deed, (viii) unsecured Indebtedness under any bonding facility entered into by a member of the SOSA Group after the date hereof, (ix) upon approval of the relevant Agent, acting on the instructions of an Instructing Group (as defined under the relevant Existing Facility Agreement), any other Indebtedness under any bonding facility entered into by a member of the SOSA Group after the date hereof, (x) after the Bonding Facility Availability Termination Date (as such term is defined in the Bonding Facility Agreement), any other Indebtedness under any secured bonding facility entered into by a member of the SOSA Group after the date hereof for which collateral (including cash collateral not exceeding $25,000,000) is permitted by this Deed, and (xi) any other Indebtedness in respect of local bonding facilities not exceeding $3,000,000 in the aggregate at any one time outstanding. Unless otherwise defined in this Deed, definitions referred to in this Clause 6.2(i) shall have the meaning set out in the Bonding Facility Agreement, which in the event of any conflict with identical defined terms in the Existing Facility Agreements, shall prevail;

(j) Notwithstanding the provisions of Clause 16.1 of the 440 Facility Agreement, Clause 16.1 of the 55/45 Facility Agreement and Clause 16.1 of the 44 Facility Agreement, each of the Banks (as defined in the relevant Existing Facility Agreement) shall be entitled to assign or transfer to any other branch of that Bank or to any other bank or financial institution, and may grant sub-participations in all or any part of its Commitment and Guarantee Commitment (if applicable) (each as defined in the relevant Existing Facility Agreement) without the consent of either the Borrower or Indemnifier (as applicable) and the Agent (each as defined in the relevant Existing Facility Agreement) provided that such assignment or transfer does not result in the Borrower or Indemnifier (as applicable) (as defined in the relevant Existing Facility Agreement) being subject to any additional Tax (as defined in the relevant Existing Facility Agreement) or other financial or legal obligations other than those contemplated by the terms of the relevant Existing Facility Agreement at the time of such assignment or transfer;

(k) SOSA shall deliver to the 440 Facility Agent for circulation to the 440 Finance Parties any risk management report and any contracts report delivered to the Bonding Agent pursuant to Clause 15.2.4 of the Bonding Facility Agreement;

(l) Notwithstanding anything to the contrary in the 440 Facility Agreement, the Banks (as defined therein) shall be entitled to disclose all information relating to any member of the SOSA Group to its professional advisers; and

(m) In the event that the principal amount of the 440 Outstandings is not permanently prepaid by an aggregate amount of not less than $90,000,000 on or before 1 December 2004 (the "Payment Default Date"), the Margin under and as defined in each of the 440 Facility Agreement and the 55/45 Facility Agreement shall be increased by 1.00%, (the "Margin Uplift"), such Margin Uplift to be applied retroactively from the date of this Deed. The additional interest for the period from the date of this Deed to the Payment Default Date shall be payable to the 440 Facility Agent and the 55/45 Facility Agent within two Business Days of the Payment Default Date, for the account of the Banks (under and as defined in the relevant Existing Facility Agreements). Thereafter, the Margin Uplift shall be added to the Margin in the calculation of the interest rate in accordance with the provisions of the 440 Facility Agreement and the 55/45 Facility Agreement. For the avoidance of doubt, any Margin Uplift shall not apply to the calculation of any Guarantee Commission under and as defined in the 55/45 Facility Agreement.

7    CERTAIN UNDERTAKINGS OF THE SECURED PARTIES

Each Secured Party agrees that it shall not challenge or seek to challenge or otherwise question the validity or enforceability of the Regulated Security Documents.

8    SUBORDINATION OF OBLIGOR INTERCOMPANY DEBT

Each of the Security Parties agree that any Indebtedness of any member of the SOSA Group owing to such Security Party at the date of the Bonding Facility Agreement or thereafter, whether heretofore, created at the date of the Bonding Facility Agreement or thereafter (the "Obligor Intercompany Debt"), is and shall be subordinated to all of the Total Outstandings so that upon the occurrence and during the continuation of a default (however described) under any of the Finance Documents no payment (on account of principal, interest or otherwise) shall be made in whole or in part with respect to the Obligor Intercompany Debt until the Total Outstandings have been indefeasibly paid or discharged in full. No Security Party shall accept any payment of or on account of any Obligor Intercompany Debt at any time in contravention of the foregoing. Any payment of any Obligor Intercompany Debt received in violation of any of the provisions of this Deed shall be deemed to have been received by such Security Party as trustee for the Secured Parties and shall be paid over to the Security Trustee immediately on account of the Total Outstandings, but without otherwise affecting in any manner any Security Party's liability under any of the Finance Documents. Each Security Party agrees to file all claims against such other Security Parties in any bankruptcy, insolvency or other proceeding in which the filing of claims is required by law in respect of any Obligor Intercompany Debt as regulated by the Security Trustee and the Security Trustee shall be entitled to all of such Security Party's rights thereunder.

9    TERMINATION

This Deed shall cease to have effect on the Termination Date.

10   ACKNOWLEDGEMENT BY THE SECURITY PARTIES

Each of the Security Parties hereby:

(a) acknowledges the priorities established by and recorded in this Deed, consents to the terms of this Deed and agrees to be bound by such terms;

(b)  acknowledges that this Deed is not intended for its benefit; and

(c) acknowledges that it may not bring any proceedings based on any provision of this Deed or set up such a provision as a defence to any proceedings or as a ground of objecting to any action taken or omitted to be taken by any of the Secured Parties or any Receiver appointed by or on behalf of any of them.

11   ADMINISTRATION OF REGULATED SECURITY DOCUMENTS

11.1 The Secured Parties acknowledge and agree that the various Security Interests created pursuant to the terms of the Regulated Security Documents shall be administered by the Trustees in accordance with the provisions of this Deed.

11.2 Where any action relating to the preservation, protection, obtaining insurance or maintenance of any Vessel (or other relevant Trust Property) requires, pursuant to the terms of any New Security Document or other Bonding Finance Document, the consent or approval of the Security Trustee or Bonding Security Trustee, as the case may be, and, pursuant to the terms of any Regulated Security Document, the consent or approval of a Trustee that holds a senior ranking Security Interest with respect to such Vessel (or other relevant Trust Property) (a "Senior Trustee") then the Security Trustee or Bonding Security Trustee, as the case may be, shall, so long as such Senior Trustee's Security Interest is in effect with respect to such Vessel (or other relevant Trust Property), consent to such action being taken as the Senior Trustee may request.

11.3 The Security Trustee shall, at the request of any Senior Trustee so long as such Senior Trustee's Security Interest is in effect with respect to a Vessel (or other relevant Trust Property), (a) give notice to any insurer with respect to such Vessel (or other relevant Trust Property) and to any broker, or association through which such Vessel (or other relevant Trust Property) is insured, that the Senior Trustee's Security Interest over such Vessel (or other relevant Trust Property)'s insurances has priority over the Security Interest of the Security Trustee or Bonding Security Trustee, as the case may be, over such Vessel's (or other relevant Trust Property's) insurances, that any proceeds thereof which might otherwise have been payable to the Security Trustee or Bonding Security Trustee, as the case may be, should still be paid to the Senior Trustee and (b) consent to any loss payable clauses endorsed and/or required pursuant to the New Security Document or other Bonding Finance Document being accordingly amended and/or endorsed on any applicable certificates or policies or entries in respect of insurances and any brokers' or insurers' or association's letters of undertaking with respect thereto to reflect such priority.

11.4 In the event that in connection with Vessels (or other relevant Trust Property) covered by any Existing Security Document compliance by any Security Party with any covenant or undertaking set out in any New Security Document or other Bonding Finance Document would be inconsistent with compliance with an analogous provision set out in an Existing Security Document, then compliance with such provision in the relevant Existing Security Document shall, for the period of such compliance, constitute compliance with the particular similar covenant or undertaking in the New Security Document or other Bonding Finance Document.

12   CHANGES TO THE PARTIES

12.1 Subject to Clause 12.2 below, each of the Secured Parties may assign or transfer to any person the whole or any part of its rights, obligations and duties in respect of the Finance Documents to which it is a party, in accordance with its ability to do so under such Finance Documents.

12.2 In the event of any assignment or transfer by any Secured Party as contemplated by Clause 12.1 each assignee or transferee shall be required, prior to or simultaneously with the completion of such assignment or transfer, to execute and deliver to each of the Trustees, the Agents and each Secured Bilateral Bonding Bank an Accession Agreement.

12.3 The rights, obligations and duties of the Security Parties shall not be assignable or transferable.

13   ENTIRE AGREEMENT

This Deed forms the entire agreement among the Parties relating to the priority of their respective Regulated Security Documents and the application of the proceeds thereof and supersedes all earlier meetings, discussions, correspondence, facsimile transmissions, letters and communications, understandings and arrangements of any kind relating thereto.

14   WAIVERS AND VARIATIONS

14.1 Save as otherwise specifically provided in this Deed, any amendment, amendment and restatement, variation or waiver to or in respect of any of the provisions of this Deed purported to be made among the Parties or, as the case may be, given by one Party in favour of any other Party shall be binding on such Party or Parties only if it is recorded in a document signed by or on behalf of the Party or Parties against whom it is sought to be enforced.

14.2 No forbearance or failure by any Party to exercise or assert or claim any rights or entitlement under this Deed shall be construed (in the absence of a written agreement to waive or a written confirmation of a past waiver) as a waiver of that right or entitlement.

14.3 No waiver of any breach of any provision of this Deed shall (unless expressly agreed in writing by the Party granting such waiver) be construed as a waiver of a future breach of the same term or as authorising continuation of a particular breach.

15   PARTIAL INVALIDITY

If any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed nor the legality, validity or enforceability of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

16   FACILITIES

Nothing contained in this Deed shall bind any of the Secured Parties to make any advance or payment or to grant any credit or other facilities to SOSA or any other person.

17   TIME AND INDULGENCE

Each of the Secured Parties shall be entitled to grant time or indulgence or to release or compound with any Security Party or otherwise deal with its Regulated Security Documents (at all times in accordance with the provisions of such Regulated Security Documents or any other document or agreement binding on such Secured Party) without reference to the others except to the extent regulated by this Deed.

18   NO PREJUDICE

18.1 The security created pursuant to the Regulated Security Documents shall constitute continuing security for repayment to each of the 440 Finance Parties, the 55/45 Finance Parties, the 44 Finance Parties, the 28 Finance Party, the Secured Bilateral Bonding Banks and Bonding Finance Parties (as appropriate) of the monies obligations and liabilities without limit thereby secured and the priority arrangements herein contained shall not be considered as satisfied or discharged by any intermediate payment or settlement of any Indebtedness from time to time due owing or incurred by any Security Party to the 440 Finance Parties, the 55/45 Finance Parties, the 44 Finance Parties, the 28 Finance Party, the Secured Bilateral Bonding Banks or the Bonding Finance Parties (as appropriate) or any of them and shall be in addition to and shall not prejudice, affect or merge with any other security which any of the 440 Finance Parties, the 55/45 Finance Parties, the 44 Finance Parties, the 28 Finance Party or the Bonding Finance Parties may at any time hold from any Security Party or any other person in respect of the 440 Outstandings, the Excess 440 Outstandings, the 44 Outstandings, the Excess 44 Outstandings, the 55/45 Outstandings, the Excess 55/45 Outstandings, the 28

Outstandings, the Excess 28 Outstandings, the Bonding Outstandings and the Excess Bonding Outstandings respectively.

18.2 As between each Secured Party, nothing in this Deed shall affect or prejudice any rights or remedies of any Secured Party under its Regulated Security Documents. Accordingly, the Regulated Security Documents shall remain in full force and effect as effective securities without limit for all moneys, obligations and liabilities secured thereby.

18.3 Nothing contained in this Deed shall affect the rights of any Secured Party under any guarantee, lien, bill, note or Security Interest granted in its favour by any person other than the Security Parties (whether in existence at or created after the date of this Deed) which is held by any of them in respect of any moneys, obligations or liabilities which are secured by the Regulated Security Documents.

18.4 Each of the Agents and the Trustees and the Secured Bilateral Bonding Banks may disclose to each other from time to time information concerning the Security Parties and their affairs in whatever manner and to such extent as it may consider appropriate.

19   FUTURE BONDING - FURTHER ASSURANCE AND CONSENT

19.1 Each Secured Party agrees that any Future Bonding Finance Party may, by documentation materially satisfactory to such Future Bonding Finance Party and the Majority Controlling Beneficiaries, share in the Trust Property on a subordinated basis, to be ranked fifth in the order of priority set out in Clause 2.3 hereto, on a pro rata basis with the Excess Bonding Outstandings (the "Sharing Arrangements"), provided always that such Secured Party is satisfied that in its reasonable opinion giving effect to the Sharing Arrangements will cause no material impairment to such Secured Party's rights in respect of the Trust Property as such rights are set forth in Clause 2.3 of this Deed. Each Secured Party further agrees to execute such documents and take such further action as the Security Trustee at the direction of the Majority Controlling Beneficiaries deems necessary or appropriate to facilitate the Sharing Arrangements.

19.2 Each of the Security Parties agrees, subject to due consideration of reasonable corporate benefit analysis at such time, to execute such documents and take such further action as the Security Trustee at the direction of the Majority Controlling Beneficiaries deems necessary or appropriate, acting reasonably, to facilitate the Sharing Arrangements, including reaffirming at the time all or any of the New Security Documents.

20   AMENDMENTS

The provisions of this Deed may not be amended (otherwise than in accordance with and subject to the terms hereof) except by written agreement between the Security Trustee acting on the instructions of the Majority Controlling Beneficiaries and SOSA, except that any amendment to Clauses 2.3, 3.1, 4.2 or
5.1 (but excluding the amendment contemplated in Clause 19.1 of this Deed) shall require the prior approval of all the Secured Parties.

21   NOTICES

21.1 Communications in Writing Each communication to be made hereunder shall be made in writing and, unless otherwise stated, shall be made by fax or letter. All communications to:

(a) the 44 Finance Parties under or in connection with this Deed shall be sent to the 44 Facility Agent and copied to the 44 Security Trustee;

(b) the 440 Finance Parties under or in connection with this Deed shall be sent to the 440 Facility Agent and copied to the 440 Security Trustee;

(c) the 55/45 Finance Parties under or in connection with this Deed shall be sent to the 55/45 Facility Agent and copied to the 55/45 Security Trustee;

(d) the 28 Finance Party under or in connection with this Deed shall be sent to the 28 Finance Party;

(e) the Bonding Finance Parties under or in connection with this Deed shall be sent to the Bonding Agent and copied to the Bonding Security Trustee;

(f) the Secured Bilateral Bonding Banks under or in connection with this Deed shall be sent to the relevant Bonding Bank; and

(g) the Security Parties under or in connection with this Deed shall be sent to SOSA.

21.2 Addresses The address and fax number (and the department or officer, if any, for whose attention the notice, other communication or document is to be made or delivered) of each Party for any notice, communication or document to be made or delivered under or in connection with this Deed is that identified with its name on the signature pages below, or any substitute address, fax number or department or officer as the relevant Party notifies to the other Parties by not less than five Business Days prior written notice.

21.3 Delivery

(a) Any notice, other communication or document so addressed shall be deemed to have been received:

     (i)  if personally delivered, at the time of delivery;

    (ii) if sent by pre-paid first class post, recorded delivery or registered post, two Business Days after the date of posting to the relevant address;

   (iii) if sent by registered air-mail, five Business Days after the date of posting to the relevant address; and

    (iv) if sent by fax, when received in legible form, save that if such notice, communication or document is received after normal working hours (which shall be deemed to be 8.30 a.m. and 5.30 p.m. on any Business Day in the country of the recipient), such notice, communication or document shall be deemed to have been received on the next Business Day;

         and, if a particular department or officer is specified as part of its address details provided in accordance with Clause 21.2, if addressed to that department or officer.

(b) For the avoidance of doubt, notice given under this Deed shall not be validly served if given by electronic mail, unless otherwise agreed by the Security Trustee.

22   COUNTERPARTS

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

23   GOVERNING LAW AND JURISDICTION

23.1 Governing Law This Deed is governed by, and shall be construed in accordance with English law.

23.2 Jurisdiction

(a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed).

(b) The Parties agree that the courts of England are the most appropriate and convenient courts to settle such disputes.

(c) Each of the Parties hereby irrevocably waives any objection it may have to the courts of England having exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed on the grounds of inconvenient forum or otherwise and agrees that the judgment or order of any such court is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

23.3 Service of Process Without prejudice to the rights of any Secured Party to use any other method of service permitted by law, each of the Security Parties irrevocably agrees that any claim form, writ, notice, judgment or other legal process shall be sufficiently served on it if addressed to it and left at or sent by post to it: c/o Stolt Offshore M.S. Limited, 1st Floor, Dolphin House, Windmill Road, Sunbury-on-Thames, Middlesex TW16 7HT, England or such other address in England and Wales as the Security Parties may agree in writing with the Security Trustee. Any such legal process shall be conclusively deemed to have been served at the time of being left at such address or, if posted by prepaid first class registered post, on the third Business Day after posting.

IN WITNESS whereof the Parties have executed this Deed and have delivered it on the day and year first above written.

SIGNATORIES

The Security Trustee

EXECUTED AS A DEED

by HSBC BANK PLC

By:      CHRISTOPHER MERRETT
         MANAGER

acting in its capacity as trustee for the purposes hereof and on behalf of the Secured Parties

Address: 8 Canada Square
         London
         E14 5HQ  UK

Fax:     + 44 20 7991 4351
Attn.:   Chris D. Merrett

The Bonding Agent

EXECUTED AS A DEED

by HSBC BANK PLC

By:      CHRISTOPHER MERRETT
         MANAGER

acting in its capacity as agent
on behalf of the Bonding Finance Parties

Address: 8 Canada Square
         London
         E14 5HQ  UK

Fax:     + 44 20 7991 4351
Attn:    Chris D. Merrett

                      SIGNATURE PAGE TO INTERCREDITOR DEED

The Bonding Security Trustee

EXECUTED AS A DEED

by HSBC BANK PLC

By:      CHRISTOPHER MERRETT
         MANAGER

acting in its capacity as trustee
on behalf of the Bonding Finance Parties

Address: 8 Canada Square
         London
         E14 5HQ  UK

Fax:     + 44 20 7991 4351
Attn:    Chris D. Merrett

The 440 Facility Agent

EXECUTED AS A DEED

by DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA)

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT AND
                                                     GENERAL COUNSEL

acting in its capacity as agent
on behalf of the 440 Finance Parties

Address: 200 Park Avenue
         New York NY 10166
         USA

Fax:     + 1 212 681 3900
Attn:    Sanjiv Nayar

                      SIGNATURE PAGE TO INTERCREDITOR DEED

The 440 Security Trustee

EXECUTED AS A DEED

by DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA)

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT AND
                                                     GENERAL COUNSEL

acting in its capacity as trustee
on behalf of the 440 Finance Parties

Address: 200 Park Avenue
         New York NY 10166
         USA

Fax:     + 1 212 681 3900
Attn:    Sanjiv Nayar

The 44 Facility Agent

EXECUTED AS A DEED

by DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA)

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT AND
                                                     GENERAL COUNSEL

acting in its capacity as agent
on behalf of the 44 Finance Parties

Address: 200 Park Avenue
         New York NY 10166
         USA

Fax:     + 1 212 681 3900
Attn:    Sanjiv Nayar

                      SIGNATURE PAGE TO INTERCREDITOR DEED

The 44 Security Trustee

EXECUTED AS A DEED

by DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA)

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT AND
                                                     GENERAL COUNSEL

acting in its capacity as trustee
on behalf of the 44 Finance Parties

Address: 200 Park Avenue
         New York NY 10166
         USA

Fax:     + 1 212 681 3900
Attn:    Sanjiv Nayar

The 55/45 Facility Agent

EXECUTED AS A DEED

by NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH

By:      ANNE ENGEN                         By:      HANS CHR. KJELSRUD
         VICE PRESIDENT                              SENIOR VICE PRESIDENT

acting in its capacity as agent
on behalf of the 55/45 Finance Parties

Address: 437 Madison Avenue, 21st floor
         New York NY 10022
         USA

Fax:     + 1 212 421 4420
Attn:    Anne Engen

                      SIGNATURE PAGE TO INTERCREDITOR DEED

The 55/45 Security Trustee

EXECUTED AS A DEED

by NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH

By:      ANNE ENGEN                         By:      HANS CHR. KJELSRUD
         VICE PRESIDENT                              SENIOR VICE PRESIDENT

acting in its capacity as trustee
on behalf of the 55/45 Finance Parties

Address: 437 Madison Avenue, 21st floor
         New York NY 10022
         USA

Fax:     + 1 212 421 4420
Attn:    Anne Engen

The 28 Finance Party

EXECUTED AS A DEED

by DNB NOR BANK ASA (formerly DEN NORSKE BANK ASA)

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT AND
                                                     GENERAL COUNSEL

Address: 200 Park Avenue
         New York NY 10166
         USA

Fax:     + 1 212 681 3900
Attn:    Sanjiv Nayar

                      SIGNATURE PAGE TO INTERCREDITOR DEED

The 440 Finance Parties

EXECUTED AS A DEED

by BANC OF AMERICA SECURITIES LTD.

By:      YOKO KATAGISHI                     By:      PETER HAINES
         EXECUTIVE DIRECTOR                          EXECUTIVE DIRECTOR

EXECUTED AS A DEED

by BANK OF AMERICA, N.A.

By:      JAAP DUTRY                         By:      GERMAN BECKER
         MANAGING DIRECTOR                           VICE PRESIDENT

EXECUTED AS A DEED

by CARGILL FINANCIAL MARKETS PLC

By:      MICHELLE DAHLY
         ADMIN MANAGER

EXECUTED AS A DEED

by CITIBANK, N.A.

By:      IAN COCKERILL
         DIRECTOR

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by CREDIT LYONNAIS

By:      B. LANDEAU                         By:      M. TOLILA
         HEAD OF ADVISORY SERVICES                   VICE PRESIDENT

EXECUTED AS A DEED

by DNB NOR BANK ASA

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT
                                                     AND GENERAL COUNSEL

EXECUTED AS A DEED

by DEUTSCHE BANK

By:      JULIAN NICHOLS                     By:      ROBERT FOULSTON
         MANAGING DIRECTOR                           MANAGING DIRECTOR

EXECUTED AS A DEED

by DEUTSCHE SCHIFFSBANK AG

By:      MALTE SCHULTE-TRUX                 By:      LARS BOHLIG
         ASSISTANT GENERAL MANAGER                   ASSISTANT GENERAL MANAGER

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by FORTIS CAPITAL CORP.

By:      TROND ROKHOLT                      By:      CHR. TOBIAS BACKER
         MANAGING DIRECTOR                           VICE PRESIDENT

EXECUTED AS A DEED

by HSBC BANK PLC

By:      IAN MCMILLAN
         SENIOR MANAGER

EXECUTED AS A DEED

by HSH NORDBANK AG

By:      URBANIAK.                          By:      TEBMER
         VICE PRESIDENT                              VICE PRESIDENT

EXECUTED AS A DEED

by ING CAPITAL LLC

By:      MICHAEL ZANDER
         MANAGING DIRECTOR

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by KBC FINANCE IRELAND

By:      DAVID MONAHAN                      By:      MARY NOONAN
         DIRECTOR                                    VICE PRESIDENT

EXECUTED AS A DEED

by NATEXIS BANQUES POPULAIRES

By:      OLIVIER DE COUSSEMAKER             By:      GERARD FOHLEN-WEILL

EXECUTED AS A DEED

by NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH

By:      ANNE ENGEN                         By:      HANS CHR. KJELSRUD
         VICE PRESIDENT                              SENIOR VICE PRESIDENT

EXECUTED AS A DEED

by ROYAL BANK OF SCOTLAND

By:      ALAN FERGUSON
         SENIOR MANAGER

EXECUTED AS A DEED

by SCOTIABANK EUROPE PLC

By:      S DOBSON
         DIRECTOR, SPECIAL ACCOUNT MANAGEMENT

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by SPAREBANKEN ROGALAND

By:      NILS MIKAL HAGRESTRAD
         ATTORNEY AT LAW

EXECUTED AS A DEED

by VEREINS-UND WESTBANK

By:      F. MAHINY                          By:      B. MARQUART

EXECUTED AS A DEED

by WHITNEY NATIONAL BANK

By:      KEVIN RAFFERTY
         SENIOR VICE PRESIDENT

The 55/45 Finance Parties

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by CITIBANK, N.A.

By:      IAN COCKERILL
         DIRECTOR

EXECUTED AS A DEED

by DNB NOR BANK ASA

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT
                                                     AND GENERAL COUNSEL

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by HSBC BANK PLC

By:      IAN MCMILLAN
         SENIOR MANAGER

EXECUTED AS A DEED

by ING CAPITAL LLC

By:      MICHAEL ZANDER
         MANAGING DIRECTOR

EXECUTED AS A DEED

by NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH

By:      ANNE ENGEN                         By:      HANS CHR. KJELSRUD
         VICE PRESIDENT                              SENIOR VICE PRESIDENT

EXECUTED AS A DEED

by VEREINS-UND WESTBANK

By:      F. MAHINY                          By:      B. MARQUART

The 44 Finance Parties

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by CITIBANK, N.A.

By:      IAN COCKERILL
         DIRECTOR

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by DNB NOR BANK ASA

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT
                                                     AND GENERAL COUNSEL

EXECUTED AS A DEED

by HSBC BANK PLC

By:      IAN MCMILLAN
         SENIOR MANAGER

EXECUTED AS A DEED

by NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH

By:      ANNE ENGEN                         By:      HANS CHR. KJELSRUD
         VICE PRESIDENT                              SENIOR VICE PRESIDENT

Bonding Finance Parties

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by CREDIT LYONNAIS

By:      B. LANDEAU                         By:      M. TOLILA
         HEAD OF ADVISORY SERVICES                   VICE PRESIDENT

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by DNB NOR BANK ASA

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT
                                                     AND GENERAL COUNSEL

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by HSBC BANK PLC

By:      IAN MCMILLAN
         SENIOR MANAGER

EXECUTED AS A DEED

by ING CAPITAL LLC

By:      MICHAEL ZANDER
         MANAGING DIRECTOR

EXECUTED AS A DEED

by NATEXIS BANQUES POPULAIRES

By:      OLIVIER DE COUSSEMAKER             By:      GERARD FOHLEN-WEILL

EXECUTED AS A DEED

by NORDEA BANK FINLAND PLC, NEW YORK BRANCH

By:      ANNE ENGEN                         By:      HANS CHR. KJELSRUD
         VICE PRESIDENT                              SENIOR VICE PRESIDENT

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by SCOTIABANK EUROPE PLC

By:      S. DOBSON
         DIRECTOR, SPECIAL ACCOUNT MANAGEMENT

EXECUTED AS A DEED

by VEREINS-UND WESTBANK AG

By:      F. MAHINY                          By:      B. MARQUART


Secured Bilateral Bonding Banks

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by CCF

By:      JEAN-FRANCOIS NOEL                 By:      YVES FONTAINE
         DIRECTEUR AGENSE CENTRALE                   DIRECTEUR GROUPE PARIS
                                                     ELYSEES ENTREPRISES

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by CREDIT AGRICOLE INDOSUEZ

By:      CATHERINE PAYS                     By:      ANNIE-LAURE SERVEL
         DIRECTEUR DE LA SUCCURSALE                  BANQUIER CONSEIL
         ILE-DE-FRANCE OUEST

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by CREDIT LYONNAIS

By:      B. LANDEAU                         By:      M. TOLILA
         HEAD OF ADVISORY SERVICES                   VICE PRESIDENT

EXECUTED AS A DEED

by DNB NOR BANK ASA

By:      SANJIV NAYAR                       By:      ALFRED C. JONES, III
         FIRST VICE PRESIDENT                        SENIOR VICE PRESIDENT
                                                     AND GENERAL COUNSEL

EXECUTED AS A DEED

by HSBC BANK PLC

By:      IAN MCMILLAN
         SENIOR MANAGER

EXECUTED AS A DEED

by ING BANK NV

By:      H. WERGER                          By:      M.P. KALTHOF
         DIRECTOR                                    MANAGER

EXECUTED AS A DEED

by NATEXIS BANQUE POPULAIRES

By:      OLIVIER DE COUSSEMAKER             By:      GERARD FOHLEN-WEILL

                      SIGNATURE PAGE TO INTERCREDITOR DEED

The Security Parties

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by STOLT OFFSHORE S.A. (LUXEMBOURG)

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

Address: c/o Stolt Offshore M.S. Limited
         1st Floor, Dolphin House
         Windmill Road
         Sunbury-on-Thames
         Middlesex  TW16 7HT, England

Fax:     + 44 1932 773 701
Attn:    Jolanne Le-Faye

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by STOLT COMEX SEAWAY FINANCE B.V.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by SEAWAY (UK) LIMITED

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by STOLT OFFSHORE S.A. (FRANCE)

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by STOLT OFFSHORE SERVICES S.A.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by STOLT OFFSHORE AS

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by STOLT OFFSHORE LIMITED

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by STOLT OFFSHORE WEST AFRICA SASU

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by SOTRAPLEX S.A.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by STOLT OFFSHORE B.V.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by ETPM DEEPSEA LIMITED

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by STOLT OFFSHORE INC.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by STOLT OFFSHORE M.S. LTD (BERMUDA)

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by SCS HOLDINGS N.V.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by STOLTENBERG A/S

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by STOLT COMEX SEAWAY HOLDINGS INC.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by SCS HOLDINGS LIMITED

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by ETPM (UK) LIMITED

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by ETPM INTERNATIONAL (UK) LIMITED

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by ETPM LOGISTICS B.V.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by SO MARINE INC.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by SCS SHIPPING LIMITED

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by S&H DIVING LLC

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by SERIMER SARL

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

                      SIGNATURE PAGE TO INTERCREDITOR DEED

EXECUTED AS A DEED

by STOLT OFFSHORE SHIPPING INC.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by CLASS 3 SHIPPING LIMITED

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by SCS SHIPPING CORPORATION

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

EXECUTED AS A DEED

by HYBRIS INC.

By:      JOHAN RASMUSSEN
         GENERAL COUNSEL

                      SIGNATURE PAGE TO INTERCREDITOR DEED